   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2002
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                        POST-EFFECTIVE AMENDMENT NO. 32                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 33                             /X/

                            ------------------------

                   MORGAN STANLEY VARIABLE INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)
         FORMERLY MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                             JERSEY CITY, NJ 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                         NEW YORK, NEW YORK 10019-5820

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                   Post-Effective Amendment becomes effective

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ___ immediately upon filing pursuant to paragraph (b)

        ___ on (date) pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        _X_ on May 1, 2002 pursuant to paragraph (a) of rule 485

                            AMENDING THE PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       PROSPECTUS -  MAY 1, 2002


Morgan Stanley
                                                      VARIABLE INVESTMENT SERIES
                                                                   CLASS X


Morgan Stanley Variable Investment Series is a mutual fund comprised of 17 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:



The Money Market Portfolio         The European Growth Portfolio
The Limited Duration Portfolio     The Pacific Growth Portfolio
The Quality Income Plus Portfolio  The Equity Portfolio
The High Yield Portfolio           The S&P 500 Index Portfolio
The Utilities Portfolio            The Competitive Edge "Best Ideas" Portfolio
The Income Builder Portfolio       The Aggressive Equity Portfolio
The Dividend Growth Portfolio      The Information Portfolio
The Capital Growth Portfolio       The Strategist Portfolio
The Global Dividend Growth
 Portfolio


Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Northbrook Life Insurance Company, Glenbrook Life and Annuity Company or Paragon Life Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents


Eligible Investors              ............................................................                   1
The Portfolios                  THE MONEY MARKET PORTFOLIO .................................                   2
                                THE LIMITED DURATION PORTFOLIO .............................                   4
                                THE QUALITY INCOME PLUS PORTFOLIO ..........................                   7
                                THE HIGH YIELD PORTFOLIO ...................................                  10
                                THE UTILITIES PORTFOLIO ....................................                  12
                                THE INCOME BUILDER PORTFOLIO ...............................                  15
                                THE DIVIDEND GROWTH PORTFOLIO ..............................                  18
                                THE CAPITAL GROWTH PORTFOLIO ...............................                  20
                                THE GLOBAL DIVIDEND GROWTH PORTFOLIO .......................                  22
                                THE EUROPEAN GROWTH PORTFOLIO ..............................                  24
                                THE PACIFIC GROWTH PORTFOLIO ...............................                  27
                                THE EQUITY PORTFOLIO .......................................                  30
                                THE S&P 500 INDEX PORTFOLIO ................................                  32
                                THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO ................                  34
                                THE AGGRESSIVE EQUITY PORTFOLIO ............................                  38
                                THE INFORMATION PORTFOLIO ..................................                  41
                                THE STRATEGIST PORTFOLIO ...................................                  44
Additional Investment
Strategy Information            ............................................................                  47
Additional Risk Information     ............................................................                  48
Portfolio Management            ............................................................                  53
Shareholder Information         PRICING FUND SHARES ........................................                  56
                                DISTRIBUTIONS ..............................................                  56
                                TAX CONSEQUENCES ...........................................                  57
Financial Highlights            ............................................................                  58

                                THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                                PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors


                    Morgan Stanley Variable Investment Series (the "Fund") is comprised of 17 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the Contracts):


                               INSURANCE COMPANY            TYPE OF POLICY
                               -----------------------------------------------------------------------------------------
                                       Northbrook Life      Certain Flexible Premium Variable Annuity and Variable Life
                                     Insurance Company      Insurance Contracts
                               -----------------------------------------------------------------------------------------
                               Allstate Life Insurance      Certain Flexible Premium Deferred Variable Annuity Contracts
                                   Company of New York
                               -----------------------------------------------------------------------------------------
                                    Glenbrook Life and      Certain Flexible Premium Deferred Variable Annuity Contracts
                                       Annuity Company      and Certain Flexible Premium Variable Life Insurance
                                                            Contracts
                               -----------------------------------------------------------------------------------------
                                Paragon Life Insurance      Certain Flexible Premium Variable Life Insurance Contracts
                                               Company      (issued in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley
                                                            Dean Witter & Co., the parent of the Fund's Investment
                                                            Manager)
                               -----------------------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    Class X shares of each Portfolio are generally available to holders of (i) Contracts offered by Paragon Life Insurance Company, and (ii) other Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.


                    The Portfolio's investments include the following money market instruments:

                    - Commercial paper.

                    - Corporate obligations.

                    - Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

                    - Eurodollar certificates of deposit.

                    - Certificates of deposit of savings banks and savings and loan associations.

                    - Debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities.

                    - Repurchase agreements, which may be viewed as a type of
                      secured lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives.

                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class X shares.
[End Sidebar]

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  3.43%
'93   2.75%
'94   3.81%
'95   5.66%
'96   5.11%
'97   5.23%
'98   5.18%
'99   4.80%
2000  6.00%
'01   3.94%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.



During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.59% (quarter ended December 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                 PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                Money Market Portfolio                               3.94%            5.03%              4.59%
                               --------------------------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]

               The Limited Duration Portfolio


[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Limited Duration Portfolio seeks to provide a high level of current income consistent with the preservation of capital.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds including asset-backed securities. In selecting portfolio investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends, the steepness of the yield curve and other factors and seeks to maintain an overall average duration for the Portfolio of less than three years.


                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager

                    (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    Duration is a measure of the expected life of a fixed-income security and is considered a more precise measure of interest rate security than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to charges in interest rates than a portfolio with a higher average maturity. There are certain situations involving variable rate and mortgaged-backed securities where duration calculation may not properly reflect the interest rate exposure of a security.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  5.85%
'01   6.72%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 3.61% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was 0.50% (quarter ended December 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                                                LIFE OF PORTFOLIO
                                                                                            PAST 1 YEAR          (SINCE 5/4/99)
                               --------------------------------------------------------------------------------------------------
                                Limited Duration Portfolio                                     6.72%                  5.30%
                               --------------------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Credit Index (1-5)(1)                     9.73%                  7.73%(2)
                               --------------------------------------------------------------------------------------------------



                               1                       THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) (FORMERLY
                                                       LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) INVESTMENT GRADE
                                                       DEBT INDEX) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN
                                                       DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE
                                                       YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR
                                                       CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED
                                                       AN INVESTMENT.
                               2                       FOR THE PERIOD FROM MAY 31, 1999 TO DECEMBER 31, 2001.

[SIDEBAR]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The Quality Income Plus Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. government and other debt securities in which it may invest.


                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.


                    Other Investments. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   8.26%
'93   12.99%
'94   -6.63%
'95   24.30%
'96    1.56%
'97   11.09%
'98    8.67%
'99   -4.32%
2000  11.09%
'01    9.57%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.07% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was -4.83% (quarter ended March 31, 1994).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                 PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                Quality Income Plus Portfolio                        9.57%            7.05%              7.32%
                               --------------------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate Index(1)              8.44%            7.43%              7.23%
                               --------------------------------------------------------------------------------------------------


                               1                       THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE
                                                       PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY
                                                       SECURITIES, INVESTMENT- GRADE CORPORATE DEBT SECURITIES,
                                                       AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES
                                                       AND COMMERCIAL MORTGAGE-BASED SECURITIES. THE INDEX DOES NOT
                                                       INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The High Yield Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated Baa or lower by Moody's or BBB or lower by S&P or in nonrated securities considered by the Investment Manager to be appropriate investments for the Portfolio. These securities are commonly known as "junk bonds." They may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments.



                    In making investment decisions the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.


                    In addition to junk bonds, the Portfolio may invest in the following:

                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated higher than Baa or BBB (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.

                    - Asset-backed securities -- Asset-backed securities
                      represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.


                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]
                    prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   18.35%
'93    24.13%
'94    -2.47%
'95    14.93%
'96    11.98%
'97    11.87%
'98    -6.20%
'99    -1.33%
2000  -32.22%
'01   -33.75%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS       %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 16.28% (quarter ended March 31, 1992) and the lowest return for a calendar quarter was -21.45% (quarter ended December 31, 2000).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                           PAST 1 YEAR         PAST 5 YEARS        PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                High Yield Portfolio                             -33.75%              -14.20%              -1.53%
                               --------------------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Corporate High
                                Yield Index(1)                                     5.28%                3.11%               7.58%
                               --------------------------------------------------------------------------------------------------


                               1                       THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS
                                                       THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES
                                                       WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A
                                                       MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE
                                                       U.S. DOLLAR DENOMINATIONS. THE INDEX DOES NOT INCLUDE ANY
                                                       EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD
                                                       NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies.



                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.



                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.



                    The Portfolio may invest up to 20% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   12.64%
'93    15.69%
'94    -9.02%
'95    28.65%
'96     8.68%
'97    27.15%
'98    23.76%
'99    12.71%
2000    3.03%
'01   -25.75%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS       %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.58% (quarter ended December 31, 1997) and the lowest return for a calendar quarter was -15.26% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                          PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                Utilities Portfolio                             -25.75%                6.30%                8.44%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                                -11.88%               10.70%               12.93%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Income Builder Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is the secondary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The "Investment Manager," Morgan Stanley Investment Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks of large capitalization companies with a record of paying dividends and which in the opinion of the Investment Manager have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small and mid-cap companies -- including synthetic and enhanced convertibles. The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions.



                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small and mid-cap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/ reward balance, valuation and the prospects for growth.



                    The Portfolio may invest up to 25% of its assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.



                    The Portfolio may invest up to 10% of its assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.



                    The Portfolio may invest up to 35% of its assets in U.S. government securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

                    Up to 20% of the Portfolio's assets may be invested in common stocks that do not pay a dividend.



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its investment in common stocks. In particular the prices of common stocks can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small and mid-cap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.


                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 4 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  3.21%
'99   7.06%
2000  0.17%
'01   2.30%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -10.46% (quarter ended September 30, 1998).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               -----------------------------------------------------------------
                                                                              LIFE OF PORTFOLIO
                                                          PAST 1 YEAR          (SINCE 1/21/97)
                               -----------------------------------------------------------------
                                Income Builder
                                Portfolio                         2.30%                  6.83%
                               -----------------------------------------------------------------
                                S&P 500 Index(1)                -11.88%                  9.58%
                               -----------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will invest at least 80% of its assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio. The Investment Manager attempts to avoid investment in speculative securities or those with speculative characteristics.



                    The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its investments in common stock. In particular the prices of common stock may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   8.16%
'93   14.34%
'94   -3.27%
'95   36.38%
'96   23.96%
'97   25.61%
'98   14.28%
'99   -2.39%
2000   5.30%
'01   -5.20%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 16.92% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -14.22% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                              PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                Dividend Growth Portfolio                            -5.20%          6.94%             10.96%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                                    -11.88%         10.70%             12.93%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Capital Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Capital Growth Portfolio seeks long term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks. The "Investment Manager," Morgan Stanley Investment Advisors Inc., utilizes a two-stage computerized screening process designed to find companies that demonstrate a history of consistent growth in earnings and revenues over the past several years, and have solid future earnings growth characteristics and attractive valuations. Dividend income is not a consideration in this stock selection process. Companies meeting these requirements are potential candidates for investment by the Portfolio. The Investment Manager may modify the screening process and/or may utilize additional or different screening processes in connection with the Portfolio's investments.



                    The Portfolio may invest up to 35% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, investment grade fixed-income securities (including zero coupon securities), convertible securities, unit offerings involving a combination of a debt security and a convertible security and/or warrant and real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992    1.64%
'93    -6.99%
'94    -1.28%
'95    32.92%
'96    11.55%
'97    24.54%
'98    19.63%
'99    33.29%
2000    1.28%
'01   -26.31%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 27.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.39% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                         PAST 1 YEAR           PAST 5 YEARS         PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                Capital Growth Portfolio                       -26.31%             8.19%                7.45%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                               -11.88%            10.70%               12.93%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.



                    Up to 20% of the Portfolio's assets may be invested as follows:



                    - Convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).


                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of Investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by among other things political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.04%
'96   17.59%
'97   12.04%
'98   12.53%
'99   14.65%
2000  -2.50%
'01   -6.25%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS       %.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -12.43% (quarter ended September 30, 1998).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                                               LIFE OF PORTFOLIO
                                                                            PAST 1 YEAR     PAST 5 YEARS        (SINCE 2/23/94)
                               --------------------------------------------------------------------------------------------------
                                Global Dividend Growth Portfolio                   -6.25%      5.73%                 8.53%
                               --------------------------------------------------------------------------------------------------
                                MSCI World Index(1)                               -16.82%      5.37%                 7.70%
                               --------------------------------------------------------------------------------------------------


                               1                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET
                                                       STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA,
                                                       EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE
                                                       INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF
                                                       NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN
                                                       DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY
                                                       CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE
                                                       INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE
                                                       INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN
                                                       INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The European Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if
                    (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.



                    The Portfolio generally invests principally in equity securities (which may include depositary receipts or convertible securities) but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Investment Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Inc., determine such investments to be appropriate.


                    The Investment Manager and the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio may invest up to 20% of its assets as follows:


                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward currency contracts to modify the Portfolio's exposure to various currency markets.

                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992    3.99%
'93    40.88%
'94     8.36%
'95    25.89%
'96    29.99%
'97    16.07%
'98    23.96%
'99    29.11%
2000   -4.92%
'01   -17.76%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.


During the periods shown in the bar chart, the highest return for a calendar quarter was 25.18% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -15.72% (quarter ended September 30, 1998).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                               PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                European Growth Portfolio                            -17.76%         7.75%             14.20%
                               --------------------------------------------------------------------------------------------------
                                MSCI World Index(1)                                  -16.82%         5.37%              8.06%
                               --------------------------------------------------------------------------------------------------


                               1                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET
                                                       STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA,
                                                       EUROPE AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE
                                                       INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF
                                                       NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN
                                                       DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY
                                                       CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE
                                                       INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE
                                                       INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN
                                                       INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Pacific Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other securities of companies which are (i) organized under the laws of and have a principal place of business in Asia, Australia or New Zealand or (ii) derives at least 50% of their total revenues from business in such areas. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Portfolio's assets are invested in at least three countries. The Portfolio may invest more than 25% of its assets in Japan, Hong Kong, South Korea and Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.



                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., and the "Sub-Advisor," Morgan Stanley Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio generally invests principally in equity securities but may also invest without limitation in fixed-income obligations issued or guaranteed by an Asian country or Australia or New Zealand when the Investment Manager or the Sub-Advisor determine such investments to be appropriate.


                    The Portfolio may invest up to 20% of its assets as follows:


                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.

                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies.

                    The Portfolio may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. The Portfolio may invest a substantial portion of its assets in developing countries. These investments carry greater risks than those associated with investment in more developed countries.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995    5.74%
'96     3.89%
'97   -37.70%
'98   -10.40%
'99    66.09%
2000  -33.46%
'01   -27.42%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 25.61% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -27.57% (quarter ended December 31, 1997).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                                                LIFE OF PORTFOLIO
                                                                            PAST 1 YEAR      PAST 5 YEARS        (SINCE 2/23/94)
                               --------------------------------------------------------------------------------------------------
                                Pacific Growth Portfolio                          -27.42%          -14.85%               -9.45%
                               --------------------------------------------------------------------------------------------------
                                MSCI World Index(1)                               -16.82%            5.37%                7.70%
                               --------------------------------------------------------------------------------------------------


                               1                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET
                                                       STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA,
                                                       EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE
                                                       INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF
                                                       NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN
                                                       DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY
                                                       CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE
                                                       INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE
                                                       INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN
                                                       INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price.
[End Sidebar]
               The Equity Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity
                    Portfolio seeks income but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.



                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.



                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small and medium capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    to be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.


                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk relates to the possibility that an issuer could default on its obligation to pay principal and/or interest. Interest rate risk relates to the possibility that the value of securities may be adversely affected by fluctuations in interest rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992    0.05%
'93    19.72%
'94    -4.91%
'95    42.53%
'96    12.36%
'97    37.43%
'98    30.45%
'99    58.59%
2000  -12.35%
'01   -26.87%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.81% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                         PAST 1 YEAR           PAST 5 YEARS         PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                Equity Portfolio                               -26.87%            12.75%               12.76%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                               -11.88%            10.70%               12.93%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK-) IS A BROAD-BASED INDEX, THE
                                                       PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500
                                                       WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY
                                                       AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT
                                                       INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The S&P 500 Index Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The S&P 500 Index Portfolio seeks to provide investment results that before expenses, correspond to the total return
                    (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock
                    Price Index ("S&P 500 Index").

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest five percent of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.


                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.

                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.
                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-,"
                    "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the issuer, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 3 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS  -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   20.23%
2000   -9.38%
'01   -12.23%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 21.30% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -14.75% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------
                                                                            LIFE OF THE PORTFOLIO
                                                         PAST 1 YEAR           (SINCE 5/18/98)
                               ------------------------------------------------------------------
                                S&P 500 Index
                                Portfolio                      -12.23%              1.96%
                               ------------------------------------------------------------------
                                S&P 500 Index(1)               -11.88%              2.36%
                               ------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Competitive Edge "Best Ideas" Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Competitive Edge "Best Ideas" Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stock of companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled by Morgan Stanley Equity Research -- and other securities selected by the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc.



                    The Competitive Edge "Best Ideas" List. Morgan Stanley Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, Morgan Stanley Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.



                    Morgan Stanley Equity Research group's research analysts and strategists presently evaluate approximately 2,100 companies in 21 industry sectors worldwide. An initial comprehensive review was conducted in October 1996 and identified 238 of these companies as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated periodically. From the Competitive Edge List, Morgan Stanley Equity Research then assembles a subgroup of approximately 40 companies which it considers at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). The Competitive Edge "Best Ideas" List is updated continuously.



                    It is the intention of the Investment Manager that generally at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and generally will sell a security which is eliminated from the Competitive Edge "Best Ideas" List as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by Morgan Stanley Equity Research. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria.


                    The Portfolio may at times purchase securities that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event that the Investment

                    Manager believes that there are no suitable securities on the Competitive Edge List, the Portfolio may purchase securities outside the list. Securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 20% of the Portfolio's assets.


                    The Portfolio's investments may include forward currency contracts which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio invests principally in securities included on the Competitive Edge "Best Ideas" List which currently consists of 40 companies. As a result of the small universe of stocks in which the Portfolio invests it may be subject to greater risks than would a more diversified company. At times the Portfolio may be restricted in its ability to purchase or sell securities on the Competitive Edge "Best Ideas" List as a result of activities of affiliates of the Investment Manager. In addition, performance of the securities included in the List cannot be used to predict the performance of the Portfolio, an actively managed mutual fund.


                    The Competitive Edge "Best Ideas" List is not compiled with any particular client or product in mind and is not, and will not be, compiled with the Portfolio in mind. When selecting the companies for the list, Morgan Stanley Equity Research does not take into account country or currency risks, and country or industry sector diversification concerns. Morgan Stanley publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. Morgan Stanley Equity Research could at any time cease publishing the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interest of shareholders of the Portfolio consistent with the Portfolio's investment objective.



                    The activities of affiliates of the Investment Manager, including but not limited to Morgan Stanley DW Inc. or Morgan Stanley & Co. Incorporated, may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. In addition, the List is available to other clients of Morgan Stanley and its affiliates, including the Investment Manager, as well as the Portfolio. The list is also subject to restrictions related to Morgan Stanley's other businesses, and particular securities may or may not be on the list due to other business concerns of, or legal restrictions applicable to, Morgan Stanley.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 3 calendar years.

[End Sidebar]


                    As a diversified financial services firm, with three primary businesses -- securities, asset management and credit services -- Morgan Stanley provides a wide range of financial services to issuers of securities and investors in securities. Morgan Stanley and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years Morgan Stanley may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.


                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Competitive Edge "Best Ideas"
                    Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   26.88%
2000  -17.39%
'01   -23.33%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.70% (quarter ended March 31, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]


                    _AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)_____



                                                                              LIFE OF PORTFOLIO
                                                          PAST 1 YEAR          (SINCE 5/18/98)
                               -----------------------------------------------------------------
                                Competitive Edge "Best
                                Ideas" Portfolio                -23.33%                 -6.35%
                               -----------------------------------------------------------------
                                MSCI World Index(1)             -16.82%                 -0.46%
                               -----------------------------------------------------------------


                               1                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET
                                                       STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA,
                                                       EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE
                                                       INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF
                                                       NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN
                                                       DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY
                                                       CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE
                                                       INDEX DOES NOT INCLUDE ANY FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Aggressive Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Aggressive Equity Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.


                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms. The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 20% of its assets as follows:



                    - (a) fixed-income securities of U.S. companies,
                      (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000   -1.75%
'01   -28.46%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 9.65% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was -21.38% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------
                                                                               LIFE OF PORTFOLIO
                                                           PAST 1 YEAR           (SINCE 5/4/99)
                               ------------------------------------------------------------------
                                Aggressive Equity
                                Portfolio                        -28.46%                  1.00%
                               ------------------------------------------------------------------
                                S&P 500 Index(1)                 -11.88%                 -4.25%
                               ------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Information Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Information Portfolio seeks long-term capital appreciation.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions, as well as the growth potential of the securities.


                    A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

                    - designing, developing, manufacturing, providing or
                      enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

                    - the creation, packaging, distribution, and ownership of
                      entertainment and information programming.


                    The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]


ANNUAL TOTAL RETURNS



This chart shows the performance of the Portfolio's Class X shares for the past calendar year.



AVERAGE ANNUAL TOTAL RETURNS



This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]


[ICON]              PAST PERFORMANCE

--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- CALENDAR YEARS


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -42.87%


During the period shown in the bar chart, the highest return for a calendar quarter was 32.42% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -38.45% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------
                                                                                LIFE OF PORTFOLIO
                                                          PAST 1 YEAR            (SINCE 11/6/00)
                               ------------------------------------------------------------------
                                Information Portfolio           -42.87%                 -42.25%
                               ------------------------------------------------------------------
                                S&P 500 Index(1)                -11.88%                 -16.38%
                               ------------------------------------------------------------------



                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Strategist Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class. The Investment Manager does not, however, currently intend to write covered call or put options.


                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.


                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. government securities, mortgage-backed securities, including CMOs, asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.


                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payment that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992    7.24%
'93    10.38%
'94     3.94%
'95     9.40%
'96    15.02%
'97    13.71%
'98    26.55%
'99    17.35%
2000    1.64%
'01   -10.18%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.



During the periods shown in the bar chart, the highest return for a calendar quarter was 17.60% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -10.21% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                               PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                Strategist Portfolio                                 -10.18%          9.04%             9.09%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                                     -11.88%         10.70%            12.93%
                               --------------------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Government/Credit
                                Index(2)                                               8.50%          7.37%             7.27%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
                               2                       THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX (FORMERLY
                                                       LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX) TRACKS THE
                                                       PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS,
                                                       INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND
                                                       CORPORATE AND YANKEE BONDS. THE INDEX DOES NOT INCLUDE ANY
                                                       EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD
                                                       NOT BE CONSIDERED AN INVESTMENT.

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.

                    Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor has a similar degree of discretion.

                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


                    Portfolio Turnover. Each Portfolio, other than the S&P 500 Index Portfolio and the Competitive Edge "Best Ideas" Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                                                                                            PRICE PER $100 OF A BOND IF INTEREST
                                                                                                           RATES:
                                                                                            -------------------------------------
                               HOW INTEREST RATES AFFECT BOND PRICES                          INCREASE               DECREASE
                               ------------------------------------------------------       -------------         ---------------
                               BOND MATURITY                                  COUPON         1%      2%             1%       2%
                               --------------------------------------------------------------------------------------------------
                                1 year                                        2.04%          $99     $98           $101     $102
                               --------------------------------------------------------------------------------------------------
                                5 years                                       4.30%          $96     $92           $105     $109
                               --------------------------------------------------------------------------------------------------
                                10 years                                      5.05%          $93     $86           $108     $117
                               --------------------------------------------------------------------------------------------------
                                30 years                                      5.65%          $87     $77           $115     $135
                               --------------------------------------------------------------------------------------------------



                    YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS, AND IT IS NOT REPRESENTATIVE OF JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.



                    Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.



                    Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.



                    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock, may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.


                    A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


                    The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    Small & Medium Capitalization Companies. A Portfolio's investments in smaller and medium sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    Forward Currency Contracts. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its
wholly-owned subsidiary, had approximately $   billion in assets under
management as of March 31, 2002.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific Growth and European Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor also is a subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.


                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2001, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                                              MANAGEMENT FEES AS A
                                                                                             PERCENTAGE OF AVERAGE
                               NAME OF PORTFOLIO                                                DAILY NET ASSETS
                               ------------------------------------------------------------------------------------
                                The Money Market Portfolio                                            0.50%
                               ------------------------------------------------------------------------------------
                                The Limited Duration Portfolio                                        0.45%
                               ------------------------------------------------------------------------------------
                                The Quality Income Plus Portfolio                                     0.50%
                               ------------------------------------------------------------------------------------
                                The High Yield Portfolio                                              0.50%
                               ------------------------------------------------------------------------------------
                                The Utilities Portfolio                                               0.65%
                               ------------------------------------------------------------------------------------
                                The Income Builder Portfolio                                          0.75%
                               ------------------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                         0.54%
                               ------------------------------------------------------------------------------------
                                The Capital Growth Portfolio                                          0.65%
                               ------------------------------------------------------------------------------------
                                The Global Dividend Growth Portfolio                                  0.75%
                               ------------------------------------------------------------------------------------
                                The European Growth Portfolio                                         0.94%(1)
                               ------------------------------------------------------------------------------------
                                The Pacific Growth Portfolio                                          0.95%(1)
                               ------------------------------------------------------------------------------------
                                The Equity Portfolio                                                  0.49%
                               ------------------------------------------------------------------------------------
                                The S&P 500 Index Portfolio                                           0.40%(2)
                               ------------------------------------------------------------------------------------
                                The Competitive Edge "Best Ideas" Portfolio                           0.65%
                               ------------------------------------------------------------------------------------
                                The Aggressive Equity Portfolio                                       0.75%
                               ------------------------------------------------------------------------------------
                                The Information Portfolio                                             0.75%(3)
                               ------------------------------------------------------------------------------------
                                The Strategist Portfolio                                              0.50%
                               ------------------------------------------------------------------------------------


                               1                       40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE
                                                       SUB-ADVISOR.
                               2                       THE INVESTMENT MANAGER HAS PERMANENTLY UNDERTAKEN TO CAP
                                                       TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN
                                                       BROKERAGE FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS.

                               3                       THE MANAGEMENT FEE SHOWN IN THE TABLE IS THE CONTRACTUAL FEE
                                                       THAT THE FUND HAS AGREED TO PAY RESPECTING THE INFORMATION
                                                       PORTFOLIO PURSUANT TO THE FUND'S MANAGEMENT AGREEMENT WITH
                                                       THE INVESTMENT MANAGER. THE INVESTMENT MANAGER ASSUMED ALL
                                                       OPERATING EXPENSES (EXCEPT FOR BROKERAGE FEES) AND WAIVED
                                                       THE COMPENSATION PROVIDED IN ITS MANAGEMENT AGREEMENT UNTIL
                                                       DECEMBER 31, 2001.


                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each individual designated as a primary portfolio manager of a particular Portfolio has been a primary portfolio manager of the Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the Sub-Advisor for over five years.


                    Limited Duration Portfolio -- The Portfolio is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



                    Quality Income Plus Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Angelo Manioudakis, an Executive Director of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



                    High Yield Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Stephen F. Esser, a Managing Director of the Investment Manager, Gordon W. Loery, an Executive Director of the Investment Manager, and Deanna L. Loughnane, an Executive Director of the Investment Manager.



                    Utilities Portfolio -- Edward F. Gaylor, an Executive Director of the Investment Manager, is the Portfolio's primary portfolio manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Angelo Manioudakis, an Executive Director of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



                    Income Builder Portfolio -- The Portfolio is managed by the Large Cap Value Equity team and Equity Income team. The Large Cap Value Equity team currently includes Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager. The Equity Income team currently includes Ellen Gold, a Vice President of the Investment Manager.



                    Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.



                    Capital Growth Portfolio -- The Portfolio is managed by the Capital Growth team of the Large Cap Growth Equity Group. Current members of the team include Peter Hermann, a Vice President of the Investment Manager, and Gustave Scacco, an Assistant Vice President of the Investment Manager.



                    Global Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Paul D. Vance, a Managing Director of the Investment Manager, is a current member of that team.

                    European Growth Portfolio -- The Portfolio is managed by the European Growth team. Current members of the team include Jeremy Lodwick, a Managing Director of the Sub-Advisor, and Hassan Elmasry, an Executive Director of the Sub-Advisor.



                    Pacific Growth Portfolio -- The Portfolio is managed by the Emerging Markets team and Japan team. Ashutosh Sinha, an Executive Director of the Sub-Advisor, is a current member of the Emerging Markets team. John R. Alkire, a Managing Director of the Sub-Advisor, is a current member of the Japan team.



                    Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.



                    S&P 500 Index Portfolio -- The Portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, a Vice President of the Investment Manager.



                    Competitive Edge "Best Ideas" Portfolio -- The Portfolio is managed by the Competitive Edge-Best Ideas team of the Sector Fund Equity Group. Current members of the team include Mark Bavoso, a Managing Director of the Investment Manager, and Robert Rossetti, a Vice President of the Investment Manager.



                    Aggressive Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita Kolleeny, a Managing Director of the Investment Manager, Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.



                    Information Portfolio -- The Portfolio is managed by the Information team of the Sector Fund Equity Group. Current members of the team include Armon Bar-Tur, an Executive of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.



                    Strategist Portfolio -- Mark Bavoso, a Managing Director of the Investment Manager, is the Portfolio's primary portfolio manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Domestic Asset Allocation team. Mr. Bavoso is a current member of that team. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Angelo Manioudakis, an Executive Director of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                               NET REALIZED
                                                                                               CAPITAL GAINS
                                                               DIVIDENDS                       DISTRIBUTIONS
                               ----------------------------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO         Declared and paid on each day   Declared and paid at least
                                                               the New York Stock Exchange is  once per calendar year, net open to shareholders as of the  short-term gains may be paid
                                                               close of business the           more frequently
                                                               preceding business day
                               ----------------------------------------------------------------------------------------------
                                LIMITED DURATION,              Declared and paid monthly       Declared and paid at least
                                QUALITY INCOME PLUS AND                                        once per year
                                HIGH YIELD PORTFOLIOS
                               ----------------------------------------------------------------------------------------------
                                UTILITIES, INCOME BUILDER,     Declared and paid quarterly     Declared and paid at least
                                DIVIDEND GROWTH, EQUITY AND                                    once per calendar year
                                STRATEGIST PORTFOLIOS
                               ----------------------------------------------------------------------------------------------
                                CAPITAL GROWTH,                Declared and paid at least      Declared and paid at least
                                EUROPEAN GROWTH,               once per calendar year          once per calendar year
                                GLOBAL DIVIDEND GROWTH,
                                PACIFIC GROWTH,
                                S&P 500 INDEX,
                                COMPETITIVE EDGE
                                "BEST IDEAS,"
                                AGGRESSIVE EQUITY AND
                                INFORMATION PORTFOLIOS
                               ----------------------------------------------------------------------------------------------


[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights

        The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche, LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

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 60

Notes

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                                                                              61

  Morgan Stanley Variable Investment Series

--------------------------------------------------------------


- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS



- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                       PROSPECTUS -  MAY 1, 2002



Morgan Stanley

                                                      VARIABLE INVESTMENT SERIES
                                                                         CLASS Y


Morgan Stanley Variable Investment Series is a mutual fund comprised of 17 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:



 The Money Market Portfolio           The European Growth Portfolio
 The Limited Duration Portfolio       The Pacific Growth Portfolio
 The Quality Income Plus Portfolio    The Equity Portfolio
 The High Yield Portfolio             The S&P 500 Index Portfolio
 The Utilities Portfolio              The Competitive Edge "Best Ideas"
                                       Portfolio
 The Income Builder Portfolio         The Aggressive Equity Portfolio
 The Dividend Growth Portfolio        The Information Portfolio
 The Capital Growth Portfolio         The Strategist Portfolio
 The Global Dividend Growth
  Portfolio



Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Northbrook Life Insurance Company or Glenbrook Life and Annuity Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents


Eligible Investors        ............................................................                   1
The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE LIMITED DURATION PORTFOLIO .............................                   4
                          THE QUALITY INCOME PLUS PORTFOLIO ..........................                   7
                          THE HIGH YIELD PORTFOLIO ...................................                  10
                          THE UTILITIES PORTFOLIO ....................................                  13
                          THE INCOME BUILDER PORTFOLIO ...............................                  16
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  19
                          THE CAPITAL GROWTH PORTFOLIO ...............................                  21
                          THE GLOBAL DIVIDEND GROWTH PORTFOLIO .......................                  23
                          THE EUROPEAN GROWTH PORTFOLIO ..............................                  25
                          THE PACIFIC GROWTH PORTFOLIO ...............................                  28
                          THE EQUITY PORTFOLIO .......................................                  31
                          THE S&P 500 INDEX PORTFOLIO ................................                  33
                          THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO ................                  35
                          THE AGGRESSIVE EQUITY PORTFOLIO ............................                  38
                          THE INFORMATION PORTFOLIO ..................................                  41
                          THE STRATEGIST PORTFOLIO ...................................                  44
Additional Investment
Strategy Information      ............................................................                  47
Additional Risk
Information               ............................................................                  48
Portfolio Management      ............................................................                  53
Shareholder Information   PRICING FUND SHARES ........................................                  56
                          PLAN OF DISTRIBUTION .......................................                  56
                          DISTRIBUTIONS ..............................................                  56
                          TAX CONSEQUENCES ...........................................                  57
Financial Highlights      ............................................................                  58

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors


                    Morgan Stanley Variable Investment Series (the "Fund") is comprised of 17 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):


                               INSURANCE COMPANY               TYPE OF POLICY
                               -----------------------------------------------------------------------------
                                  Northbrook Life Insurance    Certain Flexible Premium Variable Annuity and
                                                    Company    Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------
                                    Allstate Life Insurance    Certain Flexible Premium Deferred Variable
                                        Company of New York    Annuity Contracts
                               -----------------------------------------------------------------------------
                                 Glenbrook Life and Annuity    Certain Flexible Premium Deferred Variable
                                                    Company    Annuity Contracts and Certain Flexible
                                                               Premium Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    The Fund also offers Class X shares through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.


                    The Portfolio's investments include the following money market instruments:

                    - Commercial paper.

                    - Corporate obligations.

                    - Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

                    - Eurodollar certificates of deposit.

                    - Certificates of deposit of savings banks and savings and loan associations.

                    - Debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities.

                    - Repurchase agreements, which may be viewed as a type of
                      secured lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives.

                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class Y shares.

[End Sidebar]
                    to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  3.68%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS     %.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.53% (quarter ended December 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------------
                                                                                      LIFE OF PORTFOLIO
                                                                         PAST 1 YEAR   (SINCE 6/5/00)
                               ------------------------------------------------------------------------
                                Money Market Portfolio                         3.68%           4.51%
                               ------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]

               The Limited Duration Portfolio


[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Limited Duration Portfolio seeks to provide a high level of current income consistent with the preservation of capital.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds, including asset-backed securities. In selecting portfolio investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends and other factors and seeks to maintain an overall weighted average maturity for the Portfolio of less than three years.


                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager

                    (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    Duration is a measure of the expected life of a fixed-income security and is considered a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average maturity. There are certain situations involving variable rate and mortgaged-backed securities where duration calculation may not properly reflect the interest rate exposure of a security.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  6.49%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.



During the period shown in the bar chart, the highest return for a calendar quarter was 3.66% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was 0.44% (quarter ended December 31, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 --------------------------------------------------------------
                                              LIFE OF PORTFOLIO
                                 PAST 1 YEAR   (SINCE 6/5/00)
 --------------------------------------------------------------
  Limited Duration Portfolio         6.49%             6.60%
 --------------------------------------------------------------
  Lehman Brothers U.S. Credit
  Index (1-5)(1)                     9.73%            10.31%(2)
 --------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) (FORMERLY LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) INVESTMENT GRADE DEBT INDEX) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD FROM JUNE 30, 2000 TO DECEMBER 31, 2001.

[SIDEBAR]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The Quality Income Plus Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in (i) U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. government and other debt securities in which it may invest.


                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.


                    Other Investments. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  9.33%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 4.02% (September 30, 2001) and the lowest return for a calendar quarter was 0.41% (quarter ended June 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------------
                                                                                      LIFE OF PORTFOLIO
                                                                         PAST 1 YEAR   (SINCE 6/5/00)
                               ------------------------------------------------------------------------
                                Quality Income Plus Portfolio                9.33%            11.35%
                               ------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate Index(1)      8.44%            10.68%(2)
                               ------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT- GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD FROM JUNE 30, 2000 TO DECEMBER 31, 2001.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The High Yield Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated Baa or lower by Moody's or BBB or lower by S&P or in nonrated securities considered by the Investment Manager to be appropriate investments for the Portfolio. These securities are commonly known as "junk bonds." They may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments.



                    In making investment decisions the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.


                    In addition to junk bonds, the Portfolio may invest in the following:

                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated higher than Baa or BBB (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.

                    - Asset-backed securities -- Asset-backed securities
                      represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its net assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.


                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

[End Sidebar]

                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -33.92%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.



During the period shown in the bar chart, the highest return for a calendar quarter was -3.77% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -17.23% (quarter ended September 30, 2001).

[Sidebar]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                High Yield Portfolio                             -33.92%           -38.78%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Corporate High
                                Yield Index(1)                                     5.28%             0.22%(2)
                               ----------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD JUNE 30, 2000 TO DECEMBER 31, 2001.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies.



                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.



                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.



                    The Portfolio may invest up to 20% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -25.98%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS      %.



                    During the period shown in the bar chart, the highest return for a calendar quarter was -1.89% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -15.37% (quarter ended September 30, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  Utilities Portfolio                    -25.98%           -16.34%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -11.88%           -13.38%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Income Builder Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is the secondary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The "Investment Manager," Morgan Stanley Investment Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks of large capitalization companies with a record of paying dividends and which in the opinion of the Investment Manager have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small and mid-cap companies -- including synthetic and enhanced convertibles. The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions.



                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small and mid-cap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/ reward balance, valuation and the prospects for growth.



                    The Portfolio may invest up to 25% of its assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.



                    The Portfolio may invest up to 10% of its assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

                    The Portfolio may invest up to 35% of its assets in U.S. government securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.



                    Up to 20% of the Portfolio's assets may be invested in common stocks that do not pay a dividend.



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its investment in common stocks. In particular the prices of common stocks can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small and midcap companies, the Portfolio is subject to the specific risks associated with investing in small and midcap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.

                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  2.10%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS --%.



During the period shown in the bar chart, the highest return for a calendar quarter was 5.24% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -7.43% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                Income Builder Portfolio                           2.10%             2.02%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -13.38%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will invest at least 80% of its assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio. The Investment Manager attempts to avoid investment in speculative securities or those with speculative characteristics.



                    The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its investments in common stock. In particular the prices of common stock may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -5.42%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS --%.



During the period shown in the bar chart, the highest return for a calendar quarter was 9.04% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -14.23% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                Dividend Growth Portfolio                         -5.42%             1.15%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -13.38%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Capital Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Capital Growth Portfolio seeks long term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks. The "Investment Manager," Morgan Stanley Investment Advisors Inc., utilizes a two-stage computerized screening process designed to find companies that demonstrate a history of consistent growth in earnings and revenues over the past several years, and have solid future earnings growth characteristics and attractive valuations. Dividend income is not a consideration in this stock selection process. Companies meeting these requirements are potential candidates for investment by the Portfolio. The Investment Manager may modify the screening process and/or may utilize additional or different screening processes in connection with the Portfolio's investments.



                    The Portfolio may invest up to 35% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, investment grade fixed-income securities (including zero coupon securities), convertible securities, unit offerings involving a combination of a debt security and a convertible security and/or warrant and real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -26.49%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS --%.



During the period shown in the bar chart, the highest return for a calendar quarter was 3.81% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -16.50% (quarter ended September 30, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  Capital Growth Portfolio               -26.49%           -18.96%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -11.88%           -13.38%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potental to rise in price and pay out income.
[End Sidebar]
               The Global Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.



                    Up to 20% of the Portfolio's assets may be invested as follows:



                    - Convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).


                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of Investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by among other things political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -6.44%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS --%.



During the period shown in the bar chart, the highest return for a calendar quarter was 10.54% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -12.00% (quarter ended September 30, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  Global Dividend Growth
  Portfolio                               -6.44%            -4.11%
 ------------------------------------------------------------------
  MSCI World Index(1)                    -16.82%           -17.72%
 ------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The European Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if
                    (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.



                    The Portfolio generally invests principally in equity securities (which may include depositary receipts or convertible securities) but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Investment Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Inc., determine such investments to be appropriate.


                    The Investment Manager and the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio may invest up to 20% of its assets as follows:


                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward currency contracts to modify the Portfolio's exposure to various currency markets.

                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -17.92%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS         %.



During the period shown in the bar chart, the highest return for a calendar quarter was 9.47% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -14.92% (quarter ended March 31, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  European Growth Portfolio          -17.92%               -16.01%
 ------------------------------------------------------------------
  MSCI World Index(1)                -16.82%               -17.72%
 ------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Pacific Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other securities of companies which are (i) organized under the laws of and have a principal place of business in Asia, Australia or New Zealand or (ii) derives at least 50% of their total revenues from business in such areas. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Portfolio's assets are invested in at least three countries. The Portfolio may invest more than 25% of its assets in Japan, Hong Kong, South Korea and Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.



                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., and the "Sub-Advisor," Morgan Stanley Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio generally invests principally in equity securities but may also invest without limitation in fixed-income obligations issued or guaranteed by an Asian country or Australia or New Zealand when the Investment Manager or the Sub-Advisor determine such investments to be appropriate.


                    The Portfolio may invest up to 20% of its assets as follows:


                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.

                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies.

                    The Portfolio may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. The Portfolio may invest a substantial portion of its assets in developing countries. These investments carry greater risks than those associated with investment in more developed countries.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -27.26%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS
                            %.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 5.56% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -21.58% (quarter ended September 30, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  Pacific Growth Portfolio               -27.26%           -32.99%
 ------------------------------------------------------------------
  MSCI World Index(1)                    -16.82%           -17.72%
 ------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price.
[End Sidebar]
               The Equity Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity
                    Portfolio seeks income but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.



                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.



                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small and medium capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

                    to be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.


                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk relates to the possibility that an issuer could default on its obligation to pay principal and/or interest. Interest rate risk relates to the possibility that the value of securities may be adversely affected by fluctuations in interest rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -27.07%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS         %.



During the period shown in the bar chart, the highest return for a calendar quarter was 10.98% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -20.89% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                Equity Portfolio                                 -27.07%           -20.29%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -13.38%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GOUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The S&P 500 Index Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The S&P 500 Index Portfolio seeks to provide investment results that before expenses, correspond to the total return
                    (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock
                    Price Index ("S&P 500 Index").

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest five percent of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.


                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.

                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.
                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-,"
                    "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the issuer, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

                    The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -12.53%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS
                            %.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 10.48% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -14.86% (quarter ended September 30, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ---------------------------------------------------------------------------------------
                                                                       LIFE OF PORTFOLIO
                                                        PAST 1 YEAR     (SINCE 6/5/00)
 ---------------------------------------------------------------------------------------
  S&P 500 Index Portfolio                                     -12.53%           -13.95%
 ---------------------------------------------------------------------------------------
  S&P 500 Index(1)                                            -11.88%           -13.38%
 ---------------------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Competitive Edge "Best Ideas" Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Competitive Edge "Best Ideas" Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The Portfolio will normally invest at least 80% of its assets in common stock of companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled by Morgan Stanley Equity Research -- and other securities selected by the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc.



                    The Competitive Edge "Best Ideas" List. Morgan Stanley Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, Morgan Stanley Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.



                    Morgan Stanley Equity Research group's research analysts and strategists presently evaluate approximately 2,100 companies in 21 industry sectors worldwide. An initial comprehensive review was conducted in October 1996 and identified 238 of these companies as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated periodically. From the Competitive Edge List, Morgan Stanley Equity Research then assembles a subgroup of approximately 40 companies which it considers at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). The Competitive Edge "Best Ideas" List is updated continuously.



                    It is the intention of the Investment Manager that generally at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and generally will sell a security which is eliminated from the Competitive Edge "Best Ideas" List as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by Morgan Stanley Equity Research. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria.



                    The Portfolio may at times purchase securities that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event that the Investment Manager believes that there are no suitable securities on the Competitive Edge List, the Portfolio may purchase securities outside the list. Securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 20% of the Portfolio's assets.


                    The Portfolio's investments may include forward currency contracts which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio invests principally in securities included on the Competitive Edge "Best Ideas" List which currently consists of 40 companies. As a result of the small universe of stocks in which the Portfolio invests it may be subject to greater risks than would a more diversified company. At times the Portfolio may be restricted in its ability to purchase or sell securities on the Competitive Edge "Best Ideas" List as a result of activities of affiliates of the Investment Manager. In addition, performance of the securities included in the List cannot be used to predict the performance of the Portfolio, an actively managed mutual fund.


                    The Competitive Edge "Best Ideas" List is not compiled with any particular client or product in mind and is not, and will not be, compiled with the Portfolio in mind. When selecting the companies for the list, Morgan Stanley Equity Research does not take into account country or currency risks, and country or industry sector diversification concerns. Morgan Stanley publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. Morgan Stanley Equity Research could at any time cease publishing the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interest of shareholders of the Portfolio consistent with the Portfolio's investment objective.



                    The activities of affiliates of the Investment Manager, including but not limited to Morgan Stanley DW Inc. or Morgan Stanley & Co. Incorporated, may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. In addition, the List is available to other clients of Morgan Stanley and its affiliates, including the Investment Manager, as well as the Portfolio. The list is also subject to restrictions related to Morgan Stanley's other businesses, and particular securities may or may not be on the list due to other business concerns of, or legal restrictions applicable to, Morgan Stanley.



                    As a diversified financial services firm, with three primary businesses -- securities, asset management and credit services -- Morgan Stanley provides a wide range of financial services to issuers of securities and investors in securities. Morgan Stanley and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years Morgan Stanley may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Competitive Edge "Best Ideas"
                    Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -23.53%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -      %.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 6.73% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -16.73% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                Competitive Edge "Best Ideas" Portfolio      -23.53%          -24.10%
                               ----------------------------------------------------------------------------
                                MSCI World Index(1)                          -16.82%          -17.72%
                               ----------------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Aggressive Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Aggressive Equity Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.


                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms. The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 20% of its assets as follows:



                    - (a) fixed-income securities of U.S. companies,
                      (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (limit of 5% of its assets for the purchase of put and call options). Options and futures may be used to seek higher returns to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -28.61%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS       %.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 7.28% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -21.41% (quarter ended March 31, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  Aggressive Equity Portfolio            -28.61%           -20.58%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -11.88%           -13.38%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Information Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Information Portfolio seeks long-term capital appreciation.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks and investment grade convertible securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions, in addition to the growth potential of the securities.


                    A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

                    - designing, developing, manufacturing, providing or
                      enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

                    - the creation, packaging, distribution, and ownership of
                      entertainment and information programming.


                    The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]


ANNUAL TOTAL RETURNS



This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.



AVERAGE ANNUAL TOTAL RETURNS



This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]


[ICON]              PAST PERFORMANCE

--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -42.87%


During the period shown in the bar chart, the highest return for a calendar quarter was 32.42% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -38.45% (quarter ended March 31, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 11/6/00)
 ------------------------------------------------------------------
  Information Portfolio                  -42.87%           -42.25%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -11.88%           -16.38%
 ------------------------------------------------------------------



 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Strategist Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class. The Investment Manager does not, however, currently intend to write covered call or put options.


                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.


                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. government securities, mortgage-backed securities, including CMOs, asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.


                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest is a mortgage pass through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payment that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of broad measures of market performance over time.

[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -10.40%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS        %.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 3.83% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was -10.27% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                Strategist Portfolio                             -10.40%            -6.76%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -13.38%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Government/Credit
                                Index(2)                                           8.50%            10.79%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.

                    Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor has a similar degree of discretion.

                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


                    Portfolio Turnover. Each Portfolio, other than the S&P 500 Index Portfolio and the Competitive Edge "Best Ideas" Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                               HOW INTEREST RATES AFFECT BOND PRICES


                                                                       PRICE PER $100 OF A BOND IF
                                                                             INTEREST RATES:
                                                                       ----------------------------
                                                                         INCREASE       DECREASE
                                                                       ------------  --------------
                               BOND MATURITY                   COUPON   1%     2%      1%      2%
                               --------------------------------------------------------------------
                                1 year                          2.04%   $99    $98    $101    $102
                               --------------------------------------------------------------------
                                5 years                         4.30%   $96    $92    $105    $109
                               --------------------------------------------------------------------
                                10 years                        5.05%   $93    $86    $108    $117
                               --------------------------------------------------------------------
                                30 years                        5.65%   $87    $77    $115    $135
                               --------------------------------------------------------------------



                    YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS, AND IT IS NOT REPRESENTATIVE OF JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.



                    Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.



                    Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.



                    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock, may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.


                    A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


                    The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    Small & Medium Capitalization Companies. A Portfolio's investments in smaller and medium sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    Forward Currency Contracts. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $ billion in assets under management as of March 31, 2002.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific Growth and European Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor also is a subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.


                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2001, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                                   MANAGEMENT FEES AS A
                                                                                   PERCENTAGE OF AVERAGE
                               NAME OF PORTFOLIO                                     DAILY NET ASSETS
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                      0.50%
                               -------------------------------------------------------------------------
                                The Limited Duration Portfolio                                  0.45%
                               -------------------------------------------------------------------------
                                The Quality Income Plus Portfolio                               0.50%
                               -------------------------------------------------------------------------
                                The High Yield Portfolio                                        0.50%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                         0.65%
                               -------------------------------------------------------------------------
                                The Income Builder Portfolio                                    0.75%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                   0.54%
                               -------------------------------------------------------------------------
                                The Capital Growth Portfolio                                    0.65%
                               -------------------------------------------------------------------------
                                The Global Dividend Growth Portfolio                            0.75%
                               -------------------------------------------------------------------------
                                The European Growth Portfolio                                   0.94%(1)
                               -------------------------------------------------------------------------
                                The Pacific Growth Portfolio                                    0.95%(1)
                               -------------------------------------------------------------------------
                                The Equity Portfolio                                            0.49%
                               -------------------------------------------------------------------------
                                The S&P 500 Index Portfolio                                     0.40%(2)
                               -------------------------------------------------------------------------
                                The Competitive Edge "Best Ideas" Portfolio                     0.65%
                               -------------------------------------------------------------------------
                                The Aggressive Equity Portfolio                                 0.75%
                               -------------------------------------------------------------------------
                                The Information Portfolio                                       0.75%(3)
                               -------------------------------------------------------------------------
                                The Strategist Portfolio                                        0.50%
                               -------------------------------------------------------------------------


 1   40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE SUB-ADVISOR.
 2 THE INVESTMENT MANAGER HAS PERMANENTLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN BROKERAGE AND 12B-1 FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS.

 3 THE MANAGEMENT FEE SHOWN IN THE TABLE IS THE CONTRACTUAL FEE THAT THE FUND HAS AGREED TO PAY RESPECTING THE INFORMATION PORTFOLIO PURSUANT TO THE FUND'S MANAGEMENT AGREEMENT WITH THE INVESTMENT MANAGER. THE INVESTMENT MANAGER ASSUMED ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12B-1
     FEES) AND WAIVED THE COMPENSATION PROVIDED IN ITS MANAGEMENT AGREEMENT UNTIL DECEMBER 31, 2001.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each individual designated as a primary portfolio manager of a particular Portfolio has been a primary portfolio manager of the Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the Sub-Advisor for over five years.



                    Limited Duration Portfolio -- The Portfolio is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



                    Quality Income Plus Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Angelo Manioudakis, an Executive Director of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



                    High Yield Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Stephen F. Esser, a Managing Director of the Investment Manager, Gordon W. Loery, an Executive Director of the Investment Manager, and Deanna L. Loughnane, an Executive Director of the Investment Manager.



                    Utilities Portfolio -- Edward F. Gaylor, an Executive Director of the Investment Manager, is the Portfolio's primary portfolio manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Angelo Manioudakis, an Executive Director of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



                    Income Builder Portfolio -- The Portfolio is managed by the Large Cap Value Equity team and Equity Income team. The Large Cap Value Equity team currently includes Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager. The Equity Income team currently includes Ellen Gold, a Vice President of the Investment Manager.



                    Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.



                    Capital Growth Portfolio -- The Portfolio is managed by the Capital Growth team of the Large Cap Growth Equity Group. Current members of the team include Peter Hermann, a Vice President of the Investment Manager, and Gustave Scaclo, an Assistant Vice President of the Investment Manager.



                    Global Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Paul D. Vance, a Managing Director of the Investment Manager, is a current member of that team.



                    European Growth Portfolio -- The Portfolio is managed by the European Growth team. Current members of the team include Jeremy Lodwick, a Managing Director of the Sub-Advisor, and Hassan Elmasry, an Executive Director of the Sub-Advisor.

                    Pacific Growth Portfolio -- The Portfolio is managed by the Emerging Markets team and Japan team. Ashutosh Sinha, an Executive Director of the Sub-Advisor, is a current member of the Emerging Markets team. John R. Alkire, a Managing Director of the Sub-Advisor, is a current member of the Japan team.



                    Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison K. Williams, a Vice President of the Investment Manager.



                    S&P 500 Index Portfolio -- The Portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, a Vice President of the Investment Manager.



                    Competitive Edge "Best Ideas" Portfolio -- The Portfolio is managed by the Competitive Edge-Best Ideas team of the Sector Fund Equity Group. Current members of the team include Mark Bavoso, a Managing Director of the Investment Manager, and Robert Rossetti, a Vice President of the Investment Manager.



                    Aggressive Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita Kolleeny, a Managing Director of the Investment Manager, Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.



                    Information Portfolio -- The Portfolio is managed by the Information team of the Sector Fund Equity Group. Current members of the team include Armon Bar-Tur, an Executive Director of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.



                    Strategist Portfolio -- Mark Bavoso, a Managing Director of the Investment Manager, is the Portfolio's primary portfolio manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Domestic Asset Allocation team. Mr. Bavoso is a current member of that team. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Angelo Manioudakis, an Executive Director of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------
                    Each Portfolio has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders.
                    Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                        NET REALIZED
                                                                                        CAPITAL GAINS
                                                DIVIDENDS                               DISTRIBUTIONS
        ----------------------------------------------------------------------------------------------------------------------
         MONEY MARKET PORTFOLIO                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         LIMITED DURATION, QUALITY INCOME PLUS  Declared and paid monthly               Declared and paid at least once per
         AND HIGH YIELD PORTFOLIOS                                                      year
        ----------------------------------------------------------------------------------------------------------------------
         UTILITIES, INCOME BUILDER, DIVIDEND    Declared and paid quarterly             Declared and paid at least once per
         GROWTH, EQUITY AND STRATEGIST                                                  calendar year
         PORTFOLIOS
        ----------------------------------------------------------------------------------------------------------------------
         CAPITAL GROWTH, EUROPEAN GROWTH,       Declared and paid at least once per     Declared and paid at least once per
         GLOBAL DIVIDEND GROWTH, PACIFIC        calendar year                           calendar year
         GROWTH, S&P 500 INDEX, COMPETITIVE
         EDGE "BEST IDEAS," AGGRESSIVE EQUITY
         AND INFORMATION PORTFOLIOS
        ----------------------------------------------------------------------------------------------------------------------


[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights

        The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).


                                 NEW 2001 CHART TO COME

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                             NEW 2001 CHART TO COME

Notes

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 60

Notes

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                                                                              61

  Morgan Stanley Variable Investment Series

--------------------------------------------------------------


- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS



- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                                  MORGAN STANLEY
STATEMENT OF ADDITIONAL INFORMATION                   VARIABLE INVESTMENT SERIES


MAY 1, 2002


--------------------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO


    -THE LIMITED DURATION PORTFOLIO


    -THE QUALITY INCOME PLUS PORTFOLIO

    -THE HIGH YIELD PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE INCOME BUILDER PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE CAPITAL GROWTH PORTFOLIO

    -THE GLOBAL DIVIDEND GROWTH PORTFOLIO

    -THE EUROPEAN GROWTH PORTFOLIO

    -THE PACIFIC GROWTH PORTFOLIO

    -THE EQUITY PORTFOLIO

    -THE S&P 500 INDEX PORTFOLIO

    -THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

    -THE AGGRESSIVE EQUITY PORTFOLIO

    -THE INFORMATION PORTFOLIO

    -THE STRATEGIST PORTFOLIO


    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Variable Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2002) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
Variable Investment Series
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.     Fund History.....................................................    4
II.    Description of the Fund and Its Investments and Risks............    4
       A.   Classification..............................................    4
       B.   Eligible Purchasers.........................................    4
       C.   Investment Strategies and Risks.............................    4
       D.   Fund Policies/Investment Restrictions.......................   18
       E.   Portfolio Turnover..........................................   21
III.   Management of the Fund...........................................   21
       A.   Board of Trustees...........................................   21
       B.   Management Information......................................   22
       C.   Compensation................................................   29
IV.    Control Persons and Principal Holders of Securities..............   30
V.     Investment Management and Other Services.........................   31
       A.   Investment Manager and Sub-Advisor..........................   31
       B.   Principal Underwriter.......................................   33
       C.   Services Provided by the Investment Manager and
            Sub-Advisor.................................................   33
       D.   Rule 12b-1 Plan.............................................   34
       E.   Other Service Providers.....................................   36
       F.   Codes of Ethics.............................................   36
VI.    Brokerage Allocation and Other Practices.........................   37
       A.   Brokerage Transactions......................................   37
       B.   Commissions.................................................   37
       C.   Brokerage Selection.........................................   40
       D.   Directed Brokerage..........................................   41
       E.   Regular Broker-Dealers......................................   42
VII.   Capital Stock and Other Securities...............................   43
VIII.  Purchase, Redemption and Pricing of Shares.......................   44
       A.   Purchase/Redemption of Shares...............................   44
       B.   Offering Price..............................................   45
IX.    Taxation of the Portfolios and Shareholders......................   47
X.     Underwriters.....................................................   48
XI.    Calculation of Performance Data..................................   48
XII.   Financial Statements.............................................   54
       Appendix--Ratings of Corporate Debt Instruments Investments......   56

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.


"CUSTODIAN"--The Bank of New York for each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO.



"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"FINANCIAL ADVISOR"--Morgan Stanley authorized financial services representatives.



"FUND"--Morgan Stanley Variable Investment Series, a registered open-end series investment company currently consisting of seventeen Portfolios.


"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.



"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.



"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.


"SUB-ADVISOR"--Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley (only applicable to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO).



"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the MANAGED ASSETS PORTFOLIO was changed to the STRATEGIST PORTFOLIO. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series. Effective June 18, 2001, the Fund's name was changed to
Morgan Stanley Variable Investment Series. Effective              , 2002, the
name of the SHORT-TERM BOND PORTFOLIO was changed to the LIMITED DURATION PORTFOLIO.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts"): to facilitate settlement in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


    When the Fund's Investment Manager believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency.


    The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.


    When required by law, a Portfolio will cause its custodian bank to earmark cash, U.S. government securities, or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.


    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.


    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.



    COVERED CALL WRITING. Each of the above-named Portfolios is permitted to write covered call options on portfolio securities without limit. Each of the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.


    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium," I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Portfolio's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Portfolio's books.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Portfolio's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


    PURCHASING CALL AND PUT OPTIONS. Each of the LIMITED DURATION PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO, up to 10% of its total assets. Each of the last three listed Portfolios and the INFORMATION PORTFOLIO may purchase stock index options in amounts not exceeding 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.



    OPTIONS ON FOREIGN CURRENCIES. The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, and the AGGRESSIVE EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.



    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.


    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    STOCK INDEX OPTIONS. Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.


    FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, on any foreign government fixed-income security and on various currencies, and with respect to each of the ten listed Portfolios that may engage in futures transactions, on such indexes of U.S. (and, if applicable, foreign securities) as may exist or come into existence. The S&P 500 INDEX PORTFOLIO may invest in stock index futures.


    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.


    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.



    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.



    OPTIONS ON FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisor) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a Portfolio maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.


    COLLATERALIZED MORTGAGE OBLIGATIONS. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the STRATEGIST PORTFOLIO may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.


    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G.,certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.


    In addition, the LIMITED DURATION PORTFOLIO may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.



    The LIMITED DURATION PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.



    ASSET-BACKED SECURITIES. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.


    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


    ADDITIONAL INFORMATION CONCERNING THE SHORT-TERM BOND PORTFOLIO. The LIMITED DURATION PORTFOLIO'S investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch IBCA, Inc. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


    ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX PORTFOLIO. The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 INDEX PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the MONEY MARKET PORTFOLIO whose money market instruments are described in the Prospectus.) Such securities are limited to:


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;


    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its total assets in the case of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO and 15% of its net assets in the case of each of the other Portfolios.


    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO and may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The LIMITED DURATION PORTFOLIO may also use dollar rolls as part of its investment strategy.


    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, reverse repurchase agreements may not exceed 10% of the Portfolio's total assets.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO the EQUITY PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 10% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

    PRIVATE PLACEMENTS. As a fundamental policy, which may only be changed by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable.


    As a non-fundamental policy, which may be changed by the Trustees, each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the INCOME BUILDER PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may invest up to 10% of its total assets in such restricted securities; each of the HIGH YIELD PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest up to 15% of its total assets in such restricted securities; and each of the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may invest up to 15% of its net assets in such restricted securities. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.


    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 10% of the Portfolio's total assets and as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/ Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Portfolios, other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2 % of its total assets in warrants that are not listed on the New York or American Stock Exchange. The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

    OTHER INVESTMENT VEHICLES. Each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which these four Portfolios may participate in certain foreign securities markets. As a shareholder in an investment company, a Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:


     1. Invest more that 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.


     2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the UTILITIES PORTFOLIO, to the utilities industry and, in the case of the INFORMATION PORTFOLIO, to the communications and information industry, in which industries these Portfolios will concentrate, respectively.


     3. Except for the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.



     4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon, (ii) the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.



     5. Borrow money (except insofar as each of the LIMITED DURATION PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the LIMITED DURATION PORTFOLIO)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.


     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)


     7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, THE INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.



     8. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, in accordance with the provisions of
Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.



     9. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.

    10. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


    11. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

    12. Engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    13. Invest for the purposes of exercising control or management of another company.

    14. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.


    15. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, a reverse repurchase agreement, or, in the case of the LIMITED DURATION PORTFOLIO, a reverse repurchase agreement or a dollar roll);
(b) borrowing money in accordance with restrictions described above;
(c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.


RESTRICTIONS APPLICABLE TO RESTRICTED AND ILLIQUID SECURITIES

    16. Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any of these securities to the extent that these, together with other illiquid securities, exceed 10% of the Portfolio's total assets.

    17. Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN GROWTH PORTFOLIO'S net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

     1. Purchase securities for which there are legal or contractual restrictions on resale (I.E., restricted securities).

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE QUALITY INCOME PLUS PORTFOLIO ONLY

    The QUALITY INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The QUALITY INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

    The HIGH YIELD PORTFOLIO may not:

     1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. The HIGH YIELD PORTFOLIO may retain common stocks so acquired, but not in excess of 10% of its total assets.

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

    The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

    The EQUITY PORTFOLIO may not:

     1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's Investors Service ("Moody's") or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

     3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     4. Invest in securities of foreign issuers, except for (i) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and
(ii) American Depositary Receipts.


E. PORTFOLIO TURNOVER (TO BE UPDATED)



    For the fiscal years ended December 31, 2000 and 2001, the portfolio
turnover rates of the CAPITAL GROWTH PORTFOLIO were 349% and     %,
respectively. These variations resulted form the portfolio manager's responses to varying market conditions during these periods.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A

Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.


B. MANAGEMENT INFORMATION



    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (60)        Trustee      Trustee      Retired; Director or Trustee       129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Corporation.
Maw                                    April 1994   and the TCW/DW Term Trusts;
Counsel to the                                      formerly Vice Chairman of
Independent                                         Kmart Corporation (December
Trustees                                            1998-October 2000), Chairman
1675 Broadway                                       and Chief Executive Officer of
New York, NY                                        Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

Edwin J. Garn (69)        Trustee      Trustee      Director or Trustee of the         129      Director of Franklin
c/o Summit Ventures LLC                since        Morgan Stanley Funds and the                Covey (time management
1 Utah Center                          January      TCW/DW Term Trusts; formerly                systems), BMW Bank of
201 S. Main Street                     1993         United States Senator (R-                   North America, Inc.
Salt Lake City, UT                                  Utah)(1974-1992) and Chairman,              (industrial loan
                                                    Senate Banking Committee                    corporation), United
                                                    (1980-1986); formerly Mayor of              Space Alliance (joint
                                                    Salt Lake City, Utah                        venture between Lockheed
                                                    (1971-1974); formerly                       Martin and the Boeing
                                                    Astronaut, Space Shuttle                    Company) and Nuskin Asia
                                                    Discovery (April 12-19, 1985);              Pacific (multilevel
                                                    Vice Chairman, Huntsman                     marketing); member of the
                                                    Corporation (chemical                       board of various civic
                                                    company); member of the Utah                and charitable
                                                    Regional Advisory Board of                  organizations.
                                                    Pacific Corp.


------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Wayne E. Hedien (67)      Trustee      Trustee      Retired; Director or Trustee       129      Director of The PMI Group
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Inc. (private mortgage
Maw                                    September    and the TCW/DW Term Trusts;                 insurance); Trustee and
Counsel to the                         1997         formerly associated with the                Vice Chairman of The
Independent                                         Allstate Companies                          Field Museum of Natural
Trustees                                            (1966-1994), most recently as               History; director of
1675 Broadway                                       Chairman of The Allstate                    various other business
New York, NY                                        Corporation (March                          and charitable
                                                    1993-December 1994) and                     organizations.
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).

Dr. Manuel H. Johnson     Trustee      Trustee      Chairman of the Audit              129      Director of NVR, Inc.
(52)                                   since        Committee and Director or                   (home construction);
c/o Johnson Smick                      July 1991    Trustee of the Morgan Stanley               Chairman and Trustee of
International, Inc.                                 Funds and the TCW/DW Term                   the Financial Accounting
1133 Connecticut Avenue,                            Trusts; Senior Partner,                     Foundation (oversight
N.W.                                                Johnson Smick                               organization of the
Washington, D.C.                                    International, Inc., a                      Financial Accounting
                                                    consulting firm; Co- Chairman               Standards Board).
                                                    and a founder of the Group of
                                                    Seven Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Michael E. Nugent (65)    Trustee      Trustee      Chairman of the Insurance          207      Director of various
c/o Triumph Capital,                   since        Committee and Director or                   business organizations.
L.P.                                   July 1991    Trustee of the Morgan Stanley
237 Park Avenue                                     Funds and the TCW/DW Term
New York, NY                                        Trusts; director/trustee of
                                                    various investment companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc. and
                                                    Morgan Stanley Investments LP
                                                    (since July 2001); General
                                                    Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).

John L. Schroeder (71)    Trustee      Trustee      Retired; Chairman of the           129      Director of Citizens
c/o Mayer, Brown, Rowe &               since        Derivatives Committee and                   Communications Company
Maw                                    April 1994   Director or Trustee of the                  (telecommunications
Counsel to the                                      Morgan Stanley Funds and the                company).
Independent                                         TCW/DW Term Trusts; formerly
Trustees                                            Executive Vice President and
1675 Broadway                                       Chief Investment Officer of
New York, NY                                        the Home Insurance Company
                                                    (August 1991-September 1995).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman,    Trustee      Chairman, Director or Trustee      129      None
(68)                      Director or  since        and Chief Executive Officer of
c/o Morgan Stanley Trust  Trustee      July 1991    the Morgan Stanley Funds and
Harborside Financial      and Chief                 the TCW/DW Term Trusts;
Center,                   Executive                 formerly Chairman, Chief
Plaza Two,                Officer                   Executive Officer and Director
Jersey City, NJ                                     of the Investment Manager, the
                                                    Distributor and Morgan Stanley
                                                    Services, Executive Vice
                                                    President and Director of
                                                    Morgan Stanley DW, Chairman
                                                    and Director of the Transfer
                                                    Agent and Director and/or
                                                    officer of various Morgan
                                                    Stanley subsidiaries (until
                                                    June 1998).

James F. Higgins (53)     Trustee      Trustee      Director or Trustee of the         129      None
c/o Morgan Stanley Trust               since June   Morgan Stanley Funds and the
Harborside Financial                   2000         TCW/DW Term Trusts (since June
Center,                                             2000); Senior Advisor of
Plaza Two,                                          Morgan Stanley (since August
Jersey City, NJ                                     2000); Director of the
                                                    Distributor and Dean Witter
                                                    Realty Inc.; previously
                                                    President and Chief Operating
                                                    Officer of the Private Client
                                                    Group of Morgan Stanley (May
                                                    1999-August 2000), President
                                                    and Chief Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (58)    Trustee      Trustee      Director or Trustee of the         129      Director of American
1585 Broadway                          since April  Morgan Stanley Funds and the                Airlines, Inc. and its
New York, NY                           1994         TCW/DW Term Trusts; Chairman                parent company, AMR
                                                    of the Board of Directors and               Corporation.
                                                    Chief Executive Officer of
                                                    Morgan Stanley and Morgan
                                                    Stanley DW; Director of the
                                                    Distributor; Chairman of the
                                                    Board of Directors and Chief
                                                    Executive Officer of Novus
                                                    Credit Services Inc.; Director
                                                    and/or officer of various
                                                    Morgan Stanley subsidiaries.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED*                              PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (48)          President        President since May    President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                      1999                   Investment Management (since December 1998); President,
New York, NY                                                            Director (since April 1997) and Chief Executive Officer
                                                                        (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        and Chief Executive Officer (since June 1998) and
                                                                        Director (since January 1998) of the Transfer Agent;
                                                                        Director of various Morgan Stanley subsidiaries;
                                                                        President of the Morgan Stanley Funds and TCW/DW Term
                                                                        Trusts (since May 1999); Trustee of various Van Kampen
                                                                        investment companies (since December 1999); previously
                                                                        Chief Strategic Officer of the Investment Manager and
                                                                        Morgan Stanley Services and Executive Vice President of
                                                                        the Distributor (April 1997-June 1998), Vice President
                                                                        of the Morgan Stanley Funds (May 1997-April 1999), and
                                                                        Executive Vice President of Morgan Stanley.

Barry Fink (47)                 Vice President,  Vice President,        General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and    Secretary and General  (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel  Counsel since          Management; Managing Director (since December 2000),
                                                 February 1997          and Secretary and General Counsel (since February 1997)
                                                                        and Director (since July 1998) of the Investment
                                                                        Manager and Morgan Stanley Services; Assistant
                                                                        Secretary of Morgan Stanley DW; Vice President,
                                                                        Secretary and General Counsel of the Morgan Stanley
                                                                        Funds and TCW/DW Term Trusts (since February 1997);
                                                                        Vice President and Secretary of the Distributor;
                                                                        previously, Senior Vice President, Assistant Secretary
                                                                        and Assistant General Counsel of the Investment Manager
                                                                        and Morgan Stanley Services.

Thomas F. Caloia (55)           Treasurer        Over 5 years           First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Armon Bar-Tur (32)              Vice President   Since October 1996     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years
New York, New York

Mark Bavoso (41)                Vice President   Since January 1994     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years.
New York, New York

Richard M. Behler (48)          Vice President   Since May 2001         Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager and/or its investment management
New York, New York                                                      affiliates for over 5 years.

Thomas Bergeron (37)            Vice President   Since May 2001         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager; previously a Financial Analyst with Bank
New York, New York                                                      Boston (1993-1997).

Stephen F. Esser (37)           Vice President   Since January 2001     Managing Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken,                                                      affiliates for over 5 years.
Pennsylvania

Ellen Gold (37)                 Vice President   Since May 2001         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, New York

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED*                              PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Edward F. Gaylor (60)           Vice President   Since inception of     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager for over 5 years.
New York, New York

David S. Horowitz (28)          Vice President   Since February 2001    Vice President and Portfolio Manager of the Investment
One Tower Bridge                                                        Manager and/or its investment management affiliates for
West Conshohocken,                                                      over 5 years.
Pennsylvania

Peter Hermann (42)              Vice President   Since May 1996         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, New York

Kevin Jung (36)                 Vice President   Since May 1999         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since September 1997), previously a portfolio
New York, New York                                                      manager with UBS Asset Management, Inc.

Michelle Kaufman (37)           Vice President   Since May 1996         Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years.
New York, New York

Anita H. Kolleeny (46)          Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager for over 5 years.
New York, New York

Gordon W. Loery (41)            Vice President   Since January 2001     Executive Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken,                                                      affiliates over 5 years.
Pennsylvania

Deanna L. Loughnane (35)        Vice President   Since January 2001     Executive Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken,                                                      affiliates (since 1997); previously Vice President and
Pennsylvania                                                            Corporate Bond Analyst for Putnam Investments
                                                                        (1993-1997).

Angelo Manioudakis (35)         Vice President   Since February 2001    Executive Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Management and/or its investment management
West Conshohocken,                                                      affiliates for over 5 years.
Pennsylvania

Catherine Maniscalco (38)       Vice President   Since August 1999      Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, New York

Charles Moon (35)               Vice President   Since February 2001    Executive Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager (since 1999); previously Vice
West Conshohocken,                                                      President and Global Banks Analyst for Citigroup
Pennsylvania                                                            (1993-1999).

Jonathan R. Page (55)           Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and/or its investment management
New York, New York                                                      affiliates for over 5 years.

Robert Rossetti (54)            Vice President   Since July 2001        Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, New York

Guy G. Rutherfurd, Jr. (62)     Vice President   Since May 1999         Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years.
New York, New York

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED*                              PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Gustave Scacco (40)             Vice President   Since December 2001    Assistant Vice President and Equity Analyst of the
1221 Avenue of the Americas                                             Investment Manager (since 1998); previously Vice
New York, New York                                                      President-Finance of Amicale Industries (1997-1998).

Ronald B. Silvestri (36)        Vice President   Since May 2000         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since December 1999); previously a Senior
New York, New York                                                      Research Analyst with the Investment Manager.

Paul D. Vance (66)              Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and its investment management
New York, New York                                                      affiliates for over 5 years.

Alison E. Williams (33)         Vice President   Since May 2002         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since February 2001); previously an equity
New York, New York                                                      analyst at PaineWebber.



    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

John L. Schroeder                                 none                                            over $100,000

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000



    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN,Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and KENTON J. HINCHLIFFE, Executive Director of the Investment Manager, are Vice Presidents of the Fund.



    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN,Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.



    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.



    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.


                               FUND COMPENSATION


                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   -------------
Michael Bozic...............................................     $1,650
Edwin J. Garn...............................................      1,650
Wayne E. Hedien.............................................      1,650
Dr. Manuel H. Johnson.......................................      2,400
Michael E. Nugent...........................................      2,150
John L. Schroeder...........................................      2,150



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                                                 TOTAL CASH
                                                              COMPENSATION FOR
                                                               SERVICES TO 97
                                                               MORGAN STANLEY
                                                                 FUNDS AND
                                                               OTHER FUNDS IN
                                                                  THE FUND
NAME OF INDEPENDENT TRUSTEE                                       COMPLEX
---------------------------                                   ----------------
Michael Bozic...............................................      $150,150
Edwin J. Garn...............................................       150,150
Wayne E. Hedien.............................................       150,100
Dr. Manuel H. Johnson.......................................       219,900
Michael E. Nugent...........................................       228,362
John L. Schroeder...........................................       196,650



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such independent director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2001 and by the 52 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2001 and from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.



         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS



                                  FOR ALL ADOPTING FUNDS           RETIREMENT
                               -----------------------------        BENEFITS          ESTIMATED ANNUAL
                                 ESTIMATED                         ACCRUED AS             BENEFITS
                                 CREDITED                           EXPENSES         UPON RETIREMENT(2)
                                   YEARS         ESTIMATED     -------------------   -------------------
                               OF SERVICE AT   PERCENTAGE OF               BY ALL      FROM     FROM ALL
                                RETIREMENT       ELIGIBLE       BY THE    ADOPTING     THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION      FUND      FUNDS       FUND      FUNDS
---------------------------    -------------   -------------   --------   --------   --------   --------
Michael Bozic................        10           60.44%        $  405    $21,395     $  967    $48,443
Edwin J. Garn................        10           60.44            600     33,443        973     49,121
Wayne E. Hedien..............         9           51.37            763     44,952        826     41,437
Dr. Manuel H. Johnson........        10           60.44            404     22,022      1,420     72,014
Michael E. Nugent............        10           60.44            695     38,472      1,269     64,157
John L. Schroeder............         8           50.37          1,230     68,342        987     50,640


------------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
    (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company owned all of the outstanding shares of each Class of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggre-gate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR


    The Investment Manager to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



    The Sub-Advisor to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO is Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Sub-Advisor was retained to provide sub-advisory services to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO effective December 1, 1998 and November 1, 1998, respectively.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:


NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Money Market Portfolio            0.50% of net assets up to $500 million;
                                      0.425% of net assets exceeding $500 million
                                      but not exceeding $750 million; and
                                      0.375% of net assets exceeding $750 million
The Limited Duration Portfolio        0.45% of net assets
The Quality Income Plus Portfolio     0.50% of net assets up to $500 million and
                                      0.45% of net assets exceeding $500 million
The High Yield Portfolio              0.50% of net assets up to $500 million and
                                      0.425% of net assets exceeding $500 million
The Utilities Portfolio               0.65% of net assets up to $500 million;
                                      0.55% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.525% of net assets exceeding $1 billion
The Income Builder Portfolio          0.75% of net assets
The Dividend Growth Portfolio         0.625% of net assets up to $500 million;
                                      0.50% of net assets exceeding $500 million
                                      but not exceeding $1 billion;
                                      0.475% of net assets exceeding $1 billion
                                      but not exceeding $2 billion;
                                      0.45% of net assets exceeding $2 billion
                                      but not exceeding $3 billion; and
                                      0.425% of net assets exceeding $3 billion

NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Capital Growth Portfolio          0.65% of net assets
The Global Dividend Growth Portfolio  0.75% of net assets up to $1 billion and
                                      0.725% of net assets exceeding $1 billion
The European Growth Portfolio         0.95% of net assets up to $500 million and
                                      0.90% of net assets exceeding $500 million
The Pacific Growth Portfolio          0.95% of net assets
The Equity Portfolio                  0.50% of net assets up to $1 billion;
                                      0.475% of net assets exceeding $1 billion
                                      but not exceeding $2 billion; and
                                      0.450% of net assets exceeding $2 billion
The S&P 500 Index Portfolio           0.40% of net assets
The Competitive Edge "Best Ideas"     0.65% of net assets
Portfolio
The Aggressive Equity Portfolio       0.75% of net assets
The Information Portfolio             0.75% of net assets
The Strategist Portfolio              0.50% of net assets up to $1.5 billion and
                                      0.475% of net assets exceeding $1.5 billion

    With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.


    For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued compensation under the Management Agreement as follows:



                                                       COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                  ENDED DECEMBER 31,
                                                      ------------------------------------------
NAME OF PORTFOLIO                                         1999           2000           2001
-----------------                                     ------------   ------------   ------------
The Money Market Portfolio..........................  $ 2,177,536    $ 1,929,020    $ 2,487,979
The Limited Duration Portfolio......................        2,134         24,424        115,398
The Quality Income Plus Portfolio...................    2,519,733      2,076,692      2,297,200
The High Yield Portfolio............................    1,657,944      1,093,003        514,608
The Utilities Portfolio.............................    3,606,185      3,671,048      2,940,607
The Income Builder Portfolio........................      632,479        497,794        502,750
The Dividend Growth Portfolio.......................   11,638,694      8,539,459      7,727,136
The Capital Growth Portfolio........................      922,721      1,225,512        888,331
The Global Dividend Growth Portfolio................    3,669,864      3,118,294      2,459,977
The European Growth Portfolio.......................    4,749,793      5,308,859      3,806,995
The Pacific Growth Portfolio........................      754,955        969,734        483,401
The Equity Portfolio................................    7,156,661     10,048,377      6,418,456
The S&P 500 Index Portfolio.........................      457,843        880,891        837,012
The Competitive Edge "Best Ideas" Portfolio.........      206,828        504,726        374,809
The Aggressive Equity Portfolio.....................       28,471        901,980        797,144
The Information Portfolio...........................      N/A              3,008         64,005
The Strategist Portfolio............................    3,399,095      3,679,250      3,124,988
                                                      -----------    -----------    -----------
    Total...........................................  $43,580,936    $44,472,071    $35,840,796
                                                      ===========    ===========    ===========



    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor and the Investment Manager respecting the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Advisor provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.


    In approving the Management Agreement and (in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO) the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER


    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR

    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The services provided by the Sub-Advisor are discussed above under "Investment Manager and Sub-Advisor."

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO under the Sub-Advisory Agreement, or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisor) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisor)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisor) or any corporate affiliate of the Investment Manager (or the Sub-Advisor); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    Each of the Management Agreement and the Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisor, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

    Each of the Management Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.


    The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders;
(ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (E.G., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses);
(iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.


    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.


    For the fiscal year ended December 31, 2001, Class Y shares of the Portfolios accrued amounts payable under the Plan as follows:



                                                      COMPENSATION ACCRUED FOR
NAME OF PORTFOLIO                                    FISCAL YEAR ENDED 12/31/01
-----------------                                    --------------------------
The Money Market Portfolio.........................           $159,510
The Limited Duration Bond Portfolio................             25,690
The Quality Income Plus Portfolio..................             66,513
The High Yield Portfolio...........................             11,153
The Utilities Portfolio............................             54,717
The Income Builder Portfolio.......................              9,604
The Dividend Growth Portfolio......................             94,097
The Capital Growth Portfolio.......................             12,174
The Global Dividend Growth Portfolio...............             14,318
The European Growth Portfolio......................             42,296
The Pacific Growth Portfolio.......................              4,796
The Equity Portfolio...............................            111,991
The S&P 500 Index Portfolio........................             70,452
The Competitive Edge "Best Ideas" Portfolio........             13,328
The Aggressive Equity Portfolio....................             39,838
The Information Portfolio..........................             11,794
The Strategist Portfolio...........................             85,536


    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Portfolio and Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.


E. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

    The Transfer Agent is the transfer agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

    (2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of each Portfolio's assets other than those of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, of the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

    The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


    Subject to the general supervision of the Trustees, the Investment Manager and, for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, the Sub-Advisor, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.



    For the fiscal years ended December 31, 1999, 2000 and 2001, the Portfolios paid brokerage commissions as follows:



                                               BROKERAGE          BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                            FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/99     ENDED 12/31/00     ENDED 12/31/01
-----------------                           ----------------   ----------------   ----------------
Money Market Portfolio....................            -0-                -0-                -0-
Limited Duration Bond Portfolio...........            -0-                -0-                -0-
Quality Income Plus Portfolio.............            -0-                -0-                -0-
High Yield Portfolio......................    $    10,500                -0-                -0-
Utilities Portfolio.......................         87,152        $   155,363        $   391,871
Income Builder Portfolio..................         90,868             86,066             56,207
Dividend Growth Portfolio.................      4,248,651          2,340,426            982,093
Capital Growth Portfolio..................      1,199,740            998,257            876,249
Global Dividend Growth Portfolio..........        996,294            950,003            202,567
European Growth Portfolio.................      1,316,726          1,534,067            926,664
Pacific Growth Portfolio..................        555,870            254,333            321,893
Equity Portfolio..........................      5,790,009          8,002,523          6,179,574
S&P 500 Index Portfolio...................         60,008             34,203             22,985
Competitive Edge "Best Ideas" Portfolio...         47,170            113,519             62,179
Aggressive Equity Portfolio...............         29,426            560,207            652,259
Information Portfolio.....................       N/A                   1,829             25,815
Strategist Portfolio......................        697,388            478,508            470,094
                                              -----------        -----------        -----------
    Total.................................    $15,129,802        $15,509,304        $11,170,450
                                              ===========        ===========        ===========


B. COMMISSIONS


    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.



    During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


    During the fiscal years ended December 31, 1999 and 2000 the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                              BROKERAGE COMMISSIONS PAID
                                                                 TO MORGAN STANLEY DW
                                                                FOR FISCAL YEAR ENDED
                                                              --------------------------
NAME OF PORTFOLIO                                             12/31/99         12/31/00
-----------------                                             --------         --------
Money Market Portfolio......................................       -0-              -0-
Limited Duration Portfolio..................................       -0-              -0-
Quality Income Plus Portfolio...............................       -0-              -0-
High Yield Portfolio........................................  $ 10,498              -0-
Utilities Portfolio.........................................     8,450         $  8,430
Income Builder Portfolio....................................    30,496           25,664
Dividend Growth Portfolio...................................   167,890          194,380
Capital Growth Portfolio....................................   120,251              -0-
Global Dividend Growth Portfolio............................    30,930           44,090
European Growth Portfolio...................................       -0-              -0-
Pacific Growth Portfolio....................................       -0-              -0-
Equity Portfolio............................................   218,335          128,355
S&P 500 Index Portfolio.....................................       -0-              -0-
Competitive Edge "Best Ideas" Portfolio.....................        25              -0-
Aggressive Equity Portfolio.................................    21,397          100,823
Information Portfolio.......................................    N/A               1,271
Strategist Portfolio........................................    27,241           13,969
                                                              --------         --------
    Total...................................................  $635,513         $516,982
                                                              ========         ========

    For the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                           AMOUNT OF
                                                                                        EXECUTED TRADES
                                               BROKERAGE           PERCENTAGE OF            ON WHICH
                                            COMMISSIONS PAID    AGGREGATE BROKERAGE        BROKERAGE
                                           TO MORGAN STANLEY      COMMISSIONS FOR       COMMISSIONS WERE
                                           DW FOR FISCAL YEAR    FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/01          12/31/01            ENDED 12/31/01
-----------------                          ------------------   -------------------   --------------------
Money Market Portfolio...................            -0-                  -0-                   -0-
Limited Duration Bond Portfolio..........            -0-                  -0-                   -0-
Quality Income Plus Portfolio............            -0-                  -0-                   -0-
High Yield Portfolio.....................            -0-                  -0-                   -0-
Utilities Portfolio......................       $ 16,245                 4.15%                 8.31%
Income Builder Portfolio.................       $ 18,666                33.21%                41.22%
Dividend Growth Portfolio................       $ 93,430                 9.51%                15.57%
Capital Growth Portfolio.................       $ 70,619                 8.06%                11.26%
Global Dividend Growth Portfolio.........       $  5,378                 2.65%                 4.34%
European Growth Portfolio................            -0-                  -0-                   -0-
Pacific Growth Portfolio.................            -0-                  -0-                   -0-
Equity Portfolio.........................       $ 70,637                 1.14%                 1.49%
S&P 500 Index Portfolio..................            -0-                  -0-                   -0-
Competitive Edge "Best Ideas"
 Portfolio...............................       $    399                 0.64%                 1.03%
Aggressive Equity Portfolio..............       $ 11,490                 1.76%                 2.18%
Information Portfolio....................       $ 13,994                54.21%                47.16%
Strategist Portfolio.....................       $ 26,114                 5.55%                 2.96%
                                                --------
    Total................................       $326,972
                                                ========



    During the fiscal years ended December 31, 1999 and 2000, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                BROKERAGE COMMISSIONS
                                                              PAID TO MORGAN STANLEY &
                                                              CO. FOR FISCAL YEAR ENDED
                                                              -------------------------
NAME OF PORTFOLIO                                              12/31/99      12/31/00
-----------------                                              --------      --------
Money Market Portfolio......................................         -0-           -0-
Limited Duration Portfolio..................................         -0-           -0-
Quality Income Plus Portfolio...............................         -0-           -0-
High Yield Portfolio........................................         -0-           -0-
Utilities Portfolio.........................................         -0-    $    3,959
Income Builder Portfolio....................................  $    2,555         2,101
Dividend Growth Portfolio...................................     255,110       125,914
Capital Growth Portfolio....................................      83,995           -0-
Global Dividend Growth Portfolio............................     145,785       156,221
European Growth Portfolio...................................         -0-           -0-
Pacific Growth Portfolio....................................      55,994           -0-
Equity Portfolio............................................     637,848       765,135
S&P 500 Index Portfolio.....................................         -0-           869
Competitive Edge "Best Ideas" Portfolio.....................      39,371        89,859
Aggressive Equity Portfolio.................................         671        37,119
Information Portfolio.......................................     N/A                 2
Strategist Portfolio........................................      26,580        23,955
                                                              ----------    ----------
    Total...................................................  $1,247,909    $1,205,134
                                                              ==========    ==========

    For the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                       AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF        TRADES ON WHICH
                                      BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                         PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                    STANLEY & CO. FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      YEAR ENDED 12/31/01           12/31/01            ENDED 12/31/01
-----------------                   -------------------------   -------------------   --------------------
Money Market Portfolio............                 -0-                   -0-                     -0-
Limited Duration Portfolio........                 -0-                   -0-                     -0-
Quality Income Plus Portfolio.....                 -0-                   -0-                     -0-
High Yield Portfolio..............                 -0-                   -0-                     -0-
Utilities Portfolio...............            $ 26,581                  6.78%                   7.50%
Income Builder Portfolio..........            $  2,792                  4.97%                   5.52%
Dividend Growth Portfolio.........            $131,486                 13.39%                   9.70%
Capital Growth Portfolio..........            $ 43,956                  5.02%                   4.62%
Global Dividend Growth
 Portfolio........................            $ 22,298                 11.01%                  11.92%
European Growth Portfolio.........                 -0-                   -0-                     -0-
Pacific Growth Portfolio..........            $    663                  0.21%                   0.20%
Equity Portfolio..................            $589,325                  9.54%                  10.80%
S&P 500 Index Portfolio...........            $    131                  0.57%                   0.97%
Competitive Edge "Best Ideas"
 Portfolio........................            $ 49,471                 79.56%                  89.72%
Aggressive Equity Portfolio.......            $ 65,534                 10.05%                  10.67%
Information Portfolio.............            $    121                  0.47%                   0.52%
Strategist Portfolio..............            $ 37,215                  7.92%                  10.65%
                                              --------
    Total.........................            $969,573
                                              ========



    During the fiscal year ended December 31, 1999, the PACIFIC GROWTH PORTFOLIO paid a total of $605 in brokerage commissions to China International Capital, which broker-dealer became an affiliate of the Investment Manager during 1999.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisor) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisor) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain Portfolio transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisor) effects transactions with those brokers and dealers who the Investment Manager (or, if applica-ble, the Sub-Advisor) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisor) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisor). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisor) from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.


    The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisor (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:



                                                                              AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                            RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                             FISCAL YEAR ENDED 12/31/01              12/31/01
-----------------                           ------------------------------   --------------------------
Money Market Portfolio....................                    -0-                               -0-
Limited Duration Portfolio................                    -0-                               -0-
Quality Income Plus Portfolio.............                    -0-                               -0-
High Yield Portfolio......................                    -0-                               -0-
Utilities Portfolio.......................             $  231,732                    $  109,888,083
Income Builder Portfolio..................             $   30,047                    $   15,354,305
Dividend Growth Portfolio.................             $  640,208                    $  384,309,016
Capital Growth Portfolio..................             $  666,076                    $  427,541,674
Global Dividend Growth Portfolio..........             $  166,610                    $   76,737,252
European Growth Portfolio.................                    -0-                               -0-
Pacific Growth Portfolio..................             $   19,986                    $   11,671,438
Equity Portfolio..........................             $4,973,611                    $3,930,910,103
S&P 500 Index Portfolio...................             $      170                    $      391,749
Competitive Edge "Best Ideas" Portfolio...             $   11,789                    $    5,150,467
Aggressive Equity Portfolio...............             $  526,318                    $  433,539,269
Information Portfolio.....................             $    8,150                    $    6,671,746
Strategist Portfolio......................             $  396,379                    $  246,760,296
                                                       ----------                    --------------
    Total.................................             $7,671,076
                                                       ==========                    ==============

E. REGULAR BROKER-DEALERS


    During the fiscal year ended December 31, 2001, the Portfolios purchased securities issued by the following issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                                          ISSUER
-----------------                                 --------------------------------------------------------
Money Market Portfolio                            The Bank of New York, Inc., JPMorgan Chase & Co., Inc.,
                                                   Goldman Sachs Group Inc. and Bank of America, N.A.
Limited Duration Portfolio                        Goldman Sachs Group Inc., JP Morgan Securities Inc.,
                                                   Prudential Financial Inc.
Quality Income Plus Portfolio                     Goldman Sachs Group Inc., Bank of America Corp., Lehman
                                                   Brothers Holdings
High Yield Portfolio                              None
Utilities Portfolio                               None
Income Builder Portfolio                          JP Morgan Securities Inc.
Dividend Growth Portfolio                         Bank of America Corp., JPMorgan Chase & Co.
Capital Growth Portfolio                          Bank of America Corp., Goldman Sachs Group, Inc., Lehman
                                                   Brothers Holdings, Inc., Prudential Financial, Inc.
Global Dividend Growth Portfolio                  None
European Growth Portfolio                         None
Pacific Growth Portfolio                          None
Equity Portfolio                                  Bank of America Corp., Bank of New York, Goldman Sachs
                                                   Group, Inc., JPMorgan Chase & Co., Inc., Lehman
                                                   Brothers Holdings, Inc., Merrill Lynch & Co., Inc.,
                                                   Prudential Financial, Inc.
S&P 500 Index Portfolio                           Bank of America Securities LLC, The Bank of New York, JP
                                                   Morgan Securities Inc., Lehman Brothers Inc., Merrill
                                                   Lynch, Pierce, Fenner & Smith Inc.
Competitive Edge "Best Ideas" Portfolio           The Bank of New York, Inc.
Aggressive Equity                                 Bank of America Corp., The Bank of New York, Goldman
                                                   Sachs Group, Inc., Lehman Brothers Holdings, Inc.,
                                                   Merrill Lynch & Co., Inc., Prudential Financial Inc.
Information Portfolio                             None
Strategist Portfolio                              Goldman Sachs & Co., Bank of America Securities LLC, The
                                                   Bank of New York, Lehman Brothers Inc., JP Morgan
                                                   Securities Inc., Prudential Financial Inc.



    At December 31, 2001, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                                           MARKET VALUE
NAME OF PORTFOLIO                                                    ISSUER                AT 12/31/01
-----------------                                        ------------------------------    ------------
Money Market Portfolio                                   The Bank of New York, Inc.        $ 9,985,000
                                                         JPMorgan Chase & Co., Inc.        $19,984,691
                                                         Goldman Sachs Group Inc.          $ 5,988,410
                                                         Bank of America, N.A.             $ 6,000,000

Limited Duration Portfolio                               Goldman Sachs Group Inc.          $    97,393

                                                         Prudential Financial Inc          $   103,390

Quality Income Plus Portfolio                            Goldman Sachs Group Inc.          $ 5,786,651

                                                         Lehman Brothers Holdings          $ 4,135,028

High Yield Portfolio                                     None                              $         0

                                                                                           MARKET VALUE
NAME OF PORTFOLIO                                                    ISSUER                AT 12/31/01
-----------------                                        ------------------------------    ------------
Utilities Portfolio                                      None                              $         0

Income Builder Portfolio                                 JP Morgan Securities Inc.         $   836,050

Dividend Growth Portfolio                                Bank of America Corp.             $19,514,500

                                                         JPMorgan Chase & Co.              $18,175,000

Capital Growth Portfolio                                 Goldman Sachs Group, Inc.         $ 2,318,750

                                                         Prudential Financial, Inc.        $   311,986

Global Dividend Growth Portfolio                         Bank of America Corp.             $ 2,958,650

European Growth Portfolio                                None                              $         0

Pacific Growth Portfolio                                 None                              $         0

Equity Portfolio                                         Bank of America Corp.             $12,061,220

                                                         Goldman Sachs Group, Inc.         $10,573,500

                                                         Lehman Brothers Holdings, Inc.    $10,661,280

                                                         Merrill Lynch & Co., Inc.         $ 4,424,988

                                                         Prudential Financial, Inc.        $ 3,182,921

S&P 500 Index Portfolio                                  Bank of America Securities LLC    $ 1,935,146

                                                         The Bank of New York              $   587,112

                                                         Lehman Brothers Inc.              $   311,021

                                                         Merrill Lynch, Pierce,
                                                          Fenner & Smith Inc.              $   861,856

                                                         JP Morgan Securities Inc.         $ 1,401,329

Competitive Edge "Best Ideas" Portfolio                  The Bank of New York, Inc.        $ 1,183,200

Aggressive Equity                                        Bank of America Corp.             $ 1,107,920

                                                         Goldman Sachs Group, Inc.         $   556,500

                                                         Lehman Brothers Holdings, Inc.    $   622,500

                                                         Merrill Lynch & Co., Inc.         $   604,592

Information Portfolio                                    None                              $         0

Strategist Portfolio                                     Merrill Lynch, Pierce,
                                                          Fenner & Smith Inc.              $ 5,212,000

                                                         Prudential Financial Inc.         $   895,921

                                                         Prudential Financial Inc.         $   618,901


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into seventeen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of

Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and
(ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the Money Market Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

    In the calculation of a Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------


    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal

Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.


    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account have a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Portfolio's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the prospectus for the Contracts which accompanies each of the Class X PROSPECTUS and the Class Y PROSPECTUS for the Fund.)


    The current yield of the MONEY MARKET PORTFOLIO for the seven days ending
December 31, 2001 was     % for Class X shares and     % for Class Y shares. The
seven day effective yield on December 31, 2001 was     % for Class X shares and
    % for Class Y shares, assuming daily compounding.



    From time to time the Fund may quote the "yield" of each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the UTILITIES PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2001, the yield of the LIMITED
DURATION PORTFOLIO, calculated pursuant to this formula, was     % for Class X
shares and     % for Class Y shares, the yield of the QUALITY INCOME PLUS
PORTFOLIO, calculated pursuant to this formula, was     % for Class X shares and
    % for Class Y shares, the yield of the HIGH YIELD PORTFOLIO, calculated
pursuant to this formula, was     % for Class X shares and     % for Class Y
shares, and the yield of the UTILITIES PORTFOLIO, calculated pursuant to this
formula, was     % for Class X shares and     % for Class Y shares.


    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


    The average annual total returns of the Class X and Class Y shares of each Portfolio for the one, five and ten year periods (or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered, if shorter than any of the foregoing) ended December 31, 2001 were as follows:



CLASS X SHARES



                                                                                                               AVERAGE ANNUAL
                                                                                                              TOTAL RETURN FOR
                                                                                                                 PERIOD FROM
                                                                   AVERAGE ANNUAL        AVERAGE ANNUAL         COMMENCEMENT
                                            TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR        OF OPERATIONS
                       DATE OF INCEPTION    FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED           THROUGH
NAME OF PORTFOLIO       (IF APPLICABLE)     DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001
-----------------      -----------------   -------------------   -------------------   -------------------   -------------------
Money Market
 Portfolio...........         N/A                      3.94%                 5.03%                4.59%                   N/A
Limited Duration
 Portfolio...........      05/04/99                    6.72%                  N/A                  N/A                   5.30%
Quality Income Plus
 Portfolio...........         N/A                      9.57%                 7.05%                7.32%                   N/A
High Yield
 Portfolio...........         N/A                    -33.75%               -14.20%               -1.53%                   N/A
Utilities
 Portfolio...........         N/A                    -25.75%                 6.30%                8.44%                   N/A
Income Builder
 Portfolio...........      01/21/97                    2.30%                  N/A                  N/A                   6.83%
Dividend Growth
 Portfolio...........         N/A                     -5.20%                 6.94%               10.96%                   N/A
Capital Growth
 Portfolio...........         N/A                    -26.31%                 8.19%                7.45%                   N/A
Global Dividend
 Growth Portfolio....      02/23/94                   -6.25%                 5.73%                 N/A                   8.53%
European Growth
 Portfolio...........         N/A                    -17.76%                 7.75%               14.20                    N/A
Pacific Growth
 Portfolio...........      02/23/94                  -27.42%               -14.85%                 N/A                  -9.45%
Equity Portfolio.....         N/A                    -26.87%                12.75%               12.76%                   N/A
S&P 500 Index
 Portfolio...........      05/18/98                  -12.23%                  N/A                  N/A                   1.96%
Competitive Edge
 "Best Ideas"
 Portfolio...........      05/18/98                  -23.33%                  N/A                  N/A                  -6.35%
Aggressive Equity
 Portfolio...........      05/04/99                  -28.46%                  N/A                  N/A                   1.00%
Information
 Portfolio...........       11/6/00                  -42.87%                  N/A                  N/A                 -42.25%
Strategist
 Portfolio...........         N/A                    -10.18%                 9.04%                9.09%                   N/A

CLASS Y SHARES



                                                                                AVERAGE ANNUAL TOTAL
                              DATE OF INCEPTION                             RETURN FOR PERIOD FROM FIRST
                              OR FIRST OFFERING   TOTAL RETURN FOR FISCAL    OFFERING OF CLASS Y SHARES
                                OF SHARES OF            YEAR ENDED                    THROUGH
NAME OF PORTFOLIO                 THE CLASS          DECEMBER 31, 2001           DECEMBER 31, 2001
-----------------             -----------------   -----------------------   ----------------------------
Money Market Portfolio......      06/05/00                       3.68%                        4.51%
Limited Duration
 Portfolio..................      06/05/00                       6.49                         6.60
Quality Income Plus
 Portfolio..................      06/05/00                       9.33                        11.35
High Yield Portfolio........      06/05/00                     -33.92                       -38.78
Utilities Portfolio.........      06/05/00                     -25.98                       -16.34
Income Builder Portfolio....      06/05/00                       2.10                         2.02
Dividend Growth Portfolio...      06/05/00                      -5.42                         1.15
Capital Growth Portfolio....      06/05/00                     -26.49                       -18.96
Global Dividend Growth
 Portfolio..................      06/05/00                      -6.44                        -4.11
European Growth Portfolio...      06/05/00                     -17.92                       -16.01
Pacific Growth Portfolio....      06/05/00                     -27.26                       -32.99
Equity Portfolio............      06/05/00                     -27.07                       -20.29
S&P 500 Index Portfolio.....      06/05/00                     -12.53                       -13.95
Competitive Edge "Best
 Ideas" Portfolio...........      06/05/00                     -23.53                       -24.10
Aggressive Equity
 Portfolio..................      06/05/00                     -28.61                       -20.58
Information Portfolio.......      11/06/00                     -42.99                       -42.35
Strategist Portfolio........      06/05/00                     -10.40                        -6.76



    The Investment Manager assumed all operating expenses of each of the Class X and Class Y shares of the INFORMATION PORTFOLIO during the period November 6, 2000 through December 31, 2001. Without the waiver of fees and assumption of expenses by the Investment Manager, the total return of the Class X and Class Y shares of the INFORMATION PORTFOLIO for the periods ended December 31, 2000 and 2001 would have been -43.74% and -43.01% (Class X) and -43.63% and -42.92%
(Class Y).


    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.


    Based on the foregoing calculation, the total returns of the CLASS X and CLASS Y shares of each Portfolio for the one, five and ten year periods (or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered, if shorter than any of the foregoing) ended December 31, 2001 were as follows:

CLASS X SHARES



                                                                                                              TOTAL RETURN FOR
                                                                                                                 PERIOD FROM
                                                                                                                COMMENCEMENT
                                            TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR        OF OPERATIONS
                       DATE OF INCEPTION    FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED           THROUGH
NAME OF PORTFOLIO       (IF APPLCABLE)      DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001
-----------------      -----------------   -------------------   -------------------   -------------------   -------------------
Money Market
 Portfolio...........         N/A                      3.94%                27.80%                56.61%                  N/A
Limited Duration
 Portfolio...........      05/04/99                    6.72%                  N/A                   N/A                 14.72%
Quality Income Plus
 Portfolio...........         N/A                      9.57%                40.60%               102.72%                  N/A
High Yield
 Portfolio...........         N/A                    -33.75%               -53.51%               -14.28%                  N/A
Utilities
 Portfolio...........         N/A                    -25.75%                35.70%               124.95%                  N/A
Income Builder
 Portfolio...........      01/21/97                    2.30%                  N/A                   N/A                 38.59%
Dividend Growth
 Portfolio...........         N/A                     -5.20%                39.85%               182.85%                  N/A
Capital Growth
 Portfolio...........         N/A                    -26.31%                48.22%               105.08%                  N/A
Global Dividend
 Growth Portfolio....      02/23/94                   -6.25%                32.14%                  N/A                 90.13%
European Growth
 Portfolio...........         N/A                    -17.76%                45.27%               277.42                   N/A
Pacific Growth
 Portfolio...........      02/23/94                  -27.42%               -55.22%                  N/A                -54.12%
Equity Portfolio.....         N/A                    -26.87%                82.25%               232.44%                  N/A
S&P 500 Index
 Portfolio...........      05/18/98                  -12.23%                  N/A                   N/A                  7.29%
Competitive Edge
 "Best Ideas"
 Portfolio...........      05/18/98                  -23.33%                  N/A                   N/A                -21.16%
Aggressive Equity
 Portfolio...........      05/04/99                  -28.46%                  N/A                   N/A                  2.68%
Information
 Portfolio...........      11/06/00                  -42.87%                  N/A                   N/A                -46.82%
Strategist
 Portfolio...........         N/A                    -10.18%                54.17%               138.67%                  N/A



CLASS Y SHARES



                                                                                      TOTAL RETURN FOR
                                                                                         PERIOD FROM
                                              DATE OF INCEPTION                         COMMENCEMENT
                                              OR FIRST OFFERING   TOTAL RETURN FOR      OF OPERATIONS
                                                OF SHARES OF      FISCAL YEAR ENDED        THROUGH
NAME OF PORTFOLIO                                 THE CLASS       DECEMBER 31, 2001   DECEMBER 31, 2001
-----------------                             -----------------   -----------------   -----------------
Money Market Portfolio......................      06/05/00                   3.68%               7.17%
Limited Duration Portfolio..................      06/05/00                   6.49%              10.56%
Quality Income Plus Portfolio...............      06/05/00                   9.33%              18.41%
High Yield Portfolio........................      06/05/00                 -33.92%             -53.76%
Utilities Portfolio.........................      06/05/00                 -25.98%             -24.45%
Income Builder Portfolio....................      06/05/00                   2.10%               3.19%
Dividend Growth Portfolio...................      06/05/00                  -5.42%               1.82%
Capital Growth Portfolio....................      06/05/00                 -26.49%             -28.14%
Global Dividend Growth Portfolio............      06/05/00                  -6.44%              -6.38%
European Growth Portfolio...................      06/05/00                 -17.92%             -23.99%
Pacific Growth Portfolio....................      06/05/00                 -27.26%             -46.70%
Equity Portfolio............................      06/05/00                 -27.07%              29.98%

                                                                                      TOTAL RETURN FOR
                                                                                         PERIOD FROM
                                              DATE OF INCEPTION                         COMMENCEMENT
                                              OR FIRST OFFERING   TOTAL RETURN FOR      OF OPERATIONS
                                                OF SHARES OF      FISCAL YEAR ENDED        THROUGH
NAME OF PORTFOLIO                                 THE CLASS       DECEMBER 31, 2001   DECEMBER 31, 2001
-----------------                             -----------------   -----------------   -----------------
S&P 500 Index Portfolio.....................      06/05/00                 -12.53%             -21.03%
Competitive Edge "Best Ideas" Portfolio.....      06/05/00                 -23.53%             -35.17%
Aggressive Equity Portfolio.................      06/05/00                 -28.61%             -30.39%
Information Portfolio.......................      11/06/00                 -42.99%             -46.92%
Strategist Portfolio........................      06/05/00                 -10.40%             -10.42%



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class of each Portfolio of the Fund on the date Shares of the Class were first offered would have grown (or declined) to the following amounts at December 31, 2001:



                                                            INVESTMENT ON DATE SHARES WERE FIRST
                                                                         OFFERED OF
                                                            -------------------------------------
NAME OF PORTFOLIO                                            $10,000      $50,000      $100,000
-----------------                                           ----------   ----------   -----------
Money Market Portfolio - Class X..........................   $ 27,424     $137,120    $  274,240
Money Market Portfolio - Class Y..........................     10,717       53,585       107,170
Limited Duration Portfolio - Class X......................     11,472       57,360       114,720
Limited Duration Portfolio - Class Y......................     11,056       55,280       110,560
Quality Income Plus Portfolio - Class X...................     31,946      159,730       319,460
Quality Income Plus Portfolio - Class Y...................     11,841       59,205       118,410
High Yield Portfolio - Class X............................     16,014       80,070       160,140
High Yield Portfolio - Class Y............................      4,624       23,120        46,240
Utilities Portfolio - Class X.............................     28,346      141,730       283,460
Utilities Portfolio - Class Y.............................      7,555       37,775        75,550
Income Builder Portfolio - Class X........................     13,859       69,295       138,590
Income Builder Portfolio - Class Y........................     10,319       51,595       103,190
Dividend Growth Portfolio - Class X.......................     33,315      166,575       333,150
Dividend Growth Portfolio - Class Y.......................     10,182       50,910       101,820
Capital Growth Portfolio - Class X........................     26,335      131,675       263,350
Capital Growth Portfolio - Class Y........................      7,186       35,930        71,860
Global Dividend Growth Portfolio - Class X................     19,013       95,065       190,130
Global Dividend Growth Portfolio - Class Y................      9,362       46,810        93,620
European Growth Portfolio - Class X.......................     38,248      191,240       382,480
European Growth Portfolio - Class Y.......................      7,601       38,005        76,010
Pacific Growth Portfolio - Class X........................      4,588       22,940        45,880
Pacific Growth Portfolio - Class Y........................      5,330       26,650        53,300
Equity Portfolio - Class X................................    100,280      501,400     1,002,800
Equity Portfolio - Class Y................................      7,002       35,010        70,020
S&P 500 Index Portfolio - Class X.........................     10,729       53,645       107,290
S&P 500 Index Portfolio - Class Y.........................      7,897       39,485        78,970
Competitive Edge "Best Ideas" Portfolio - Class X.........      7,884       39,420        78,840
Competitive Edge "Best Ideas" Portfolio - Class Y.........      6,483       32,415        64,830
Aggressive Equity Portfolio - Class X.....................     10,268       51,340       102,680
Aggressive Equity Portfolio - Class Y.....................      6,961       34,805        69,610
Information Portfolio - Class X...........................      5,318       26,590        53,180

                                                            INVESTMENT ON DATE SHARES WERE FIRST
                                                                         OFFERED OF
                                                            -------------------------------------
NAME OF PORTFOLIO                                            $10,000      $50,000      $100,000
-----------------                                           ----------   ----------   -----------
Information Portfolio - Class Y...........................      5,308       26,540        53,080
Strategist Portfolio - Class X............................     39,286      196,430       392,860
Strategist Portfolio - Class Y............................      8,958       44,790        89,580


    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS.  The financial statements of the Fund for the fiscal year ended included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in each of the Class X and Class Y PROSPECTUSES have been so included and incorporated in reliance on the report of Deloitte &
Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

                     12/31/01 FINANCIAL STATEMENTS TO COME

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
     Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

     Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
     "A-1."

A-3  indicates a satisfactory capacity for timely payment.
     Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

   RATING
   SCALE      DEFINITION
------------  ----------
AAA           Highest credit quality. The risk factors are negligible,
              being only slightly more than risk-free U.S. Treasury debt.

AA+           High credit quality. Protection factors are strong. Risk is
AA            modest, but may vary slightly from time to time because of
AA-           economic conditions.

A+            Protection factors are average but adequate. However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

BBB+          Below average protection factors but still considered
BBB           sufficient for prudent investment. Considerable variability
BBB-          in risk during economic cycles.

BB+           Below investment grade but deemed likely to meet obligations
BB            when due. Present or prospective financial protection
BB-           factors fluctuate according to industry conditions or
              company fortunes. Overall quality may move up or down
              frequently within this category.

B+            Below investment grade and possessing risk that obligations
B             will not be met when due. Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for
              frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:  High Grade
Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
                Risk factors are very small.

B. Category 2:  Good Grade
Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:  Satisfactory Grade
Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:  Non-investment Grade
Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.
                Operating factors and market access may be subject to a high degree of variation.

E. Category 5:  Default
Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

1(a). Declaration of Trust, dated February 24, 1983, and all amendments thereto dated June 8, 1983, May 18, 1984, December 18, 1984 and February 23, 1988, and all Instruments Establishing and Designating Additional Series of Shares dated December 15, 1986, October 26, 1989, November 15, 1990 and October 22, 1993, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1993.

1(b). Amendment to the Declaration of Trust of the Registrant dated August 24, 1995, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

1(c). Instrument Establishing and Designating Additional Series of Shares dated October 15, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 17, 1996.

1(d). Instrument Establishing and Designating Additional Series of Shares dated January 29, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

1(e). Amendment to the Declaration of Trust of the Registrant dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

1(f). Instrument Establishing and Designating Additional Series of Shares, dated February 8, 1999, is incorporated by reference to
             Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on February 10, 1999.

1(g). Form of Instrument Establishing and Designating Additional Classes of Shares, dated February 24, 2000, is incorporated by reference to
             Exhibit 1(g) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

1(h). Instrument Establishing and Designating Additional Series of Shares, dated July 26, 2000, is incorporated by reference to
             Exhibit 1(h) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

1(i). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, filed herein.

2. Amended and Restated By-laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

3.           Not Applicable.

4(a). Amended and Restated Investment Management Agreement dated May 1, 2000, between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

4(b). Form of Instrument Adding New Portfolio to Investment Management Agreement, is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

4(c). Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc., dated November 1, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

5(a). Amended Distribution Agreement, dated February 24, 2000, between the Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

5(b). Participation Agreement, dated May 31, 1997, between Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Morgan Stanley Distributors Inc., and the Registrant is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

5(c). Participation Agreement, dated May 31, 1997, between Paragon Life Insurance Company and Morgan Stanley Distributors Inc., and the Registrant is incorporated by reference to Exhibit 6(c) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

6. Retirement Plan for Non-Interested Trustees or Directors is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

7(a). Custody Agreement, dated September 20, 1991, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 9(a) of the Registration Statement on Form N-14, filed on November 5, 1998.

7(b). Amendment to the Custody Agreement, dated April 17, 1996, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

7(c). Custody Agreement between The JPMorgan Chase Bank and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on April 21, 1997.

7(d). Amendment to the Custody Agreement between the Registrant and The Bank of New York, dated June 15, 2001, filed herein.

7(e). Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 15, 2001, filed herein.

7(f). Amendment to the Custody Agreement between the Registrant and The JPMorgan Chase Bank, dated June 15, 2001, filed herein.

8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No.30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

8(b). Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

9. Opinion of Sheldon Curtis, Esq., Registrant's Counsel, dated June 29, 1993, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on June 4, 1999.

10.          Not Applicable.

11.          Not Applicable.

12.          Not Applicable.

13. Form of Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

15. Amended Multi-Class Plan pursuant to Rule 18f-3, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

16(a). Codes of Ethics of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 31 filed on April 30, 2001.

16(b). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 31 filed on April 30, 2001.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 18, Post-Effective Amendment No. 22 and Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed on April 18, 1995, February 10, 1998 and August 17, 2000, respectively).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
         None

ITEM 25. INDEMNIFICATION.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          --------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive Officer and
and Director                                Director of Morgan Stanley Distributors and Morgan Stanley
                                            Trust; President, Chief Executive Officer and Director of
                                            Morgan Stanley Services; President of the Morgan Stanley
                                            Funds; Executive Vice President and Director of Morgan Stanley
                                            DW; Director of Morgan Stanley Investment Management Inc.;
                                            Member of the Executive Committee of Morgan Stanley
                                            Investments LP; Director of various Morgan Stanley
                                            subsidiaries; Trustee of various Van Kampen investment
                                            companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary and Director                      General Counsel and Director of Morgan Stanley Services;
                                            Vice President and Secretary of Morgan Stanley Distributors;
                                            Vice President, Secretary and General Counsel of the Morgan
                                            Stanley Funds.

A. Thomas Smith III                         Managing Director and General Counsel of Morgan Stanley
Managing Director and                       Services; Vice President and Assistant Secretary of the
General Counsel                             Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP;
                                            Director of Morgan Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional
                                            Funds; Managing Director and Executive Committee member of
                                            Morgan Stanley Investments LP; Chairman of Morgan Stanley
                                            Institutional Fund Trust; Director of Morgan Stanley
                                            Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean
                                            Witter Investment Management Ltd.; Vice President and
                                            Investment Manager of Morgan Stanley & Co. International.


                                       5

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of
                                            Morgan Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)   Active Assets California Tax-Free Trust
(2)   Active Assets Government Securities Trust
(3)   Active Assets Institutional Money Trust
(4)   Active Assets Money Trust
(5)   Active Assets Premier Money Trust
(6)   Active Assets Tax-Free Trust
(7)   Morgan Stanley 21st Century Trend Fund
(8)   Morgan Stanley Aggressive Equity Fund
(9)   Morgan Stanley All Star Growth Fund
(10)  Morgan Stanley American Opportunities Fund
(11)  Morgan Stanley Balanced Growth Fund
(12)  Morgan Stanley Balanced Income Fund
(13)  Morgan Stanley California Tax-Free Daily Income Trust
(14)  Morgan Stanley California Tax-Free Income Fund
(15)  Morgan Stanley Capital Growth Securities
(16)  Morgan Stanley Capital Opportunities Trust
(17)  Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO"
(18)  Morgan Stanley Convertible Securities Trust
(19)  Morgan Stanley Developing Growth Securities Trust
(20)  Morgan Stanley Diversified Income Trust
(21)  Morgan Stanley Dividend Growth Securities Inc.
(22)  Morgan Stanley Equity Fund
(23)  Morgan Stanley European Growth Fund Inc.
(24)  Morgan Stanley Federal Securities Trust
(25)  Morgan Stanley Financial Services Trust
(26)  Morgan Stanley Fund of Funds
(27)  Morgan Stanley Global Dividend Growth Securities
(28)  Morgan Stanley Global Utilities Fund
(29)  Morgan Stanley Growth Fund
(30)  Morgan Stanley Hawaii Municipal Trust
(31)  Morgan Stanley Health Sciences Trust
(32)  Morgan Stanley High Yield Securities Inc.
(33)  Morgan Stanley Income Builder Fund

(34)  Morgan Stanley Information Fund
(35)  Morgan Stanley Intermediate Income Securities
(36)  Morgan Stanley International Fund
(37)  Morgan Stanley International SmallCap Fund
(38)  Morgan Stanley International Value Equity Fund
(39)  Morgan Stanley Japan Fund
(40)  Morgan Stanley KLD Social Index Fund
(41)  Morgan Stanley Latin American Growth Fund
(42)  Morgan Stanley Limited Duration Fund
(43)  Morgan Stanley Limited Term Municipal Trust
(44)  Morgan Stanley Liquid Asset Fund Inc.
(45)  Morgan Stanley Market Leader Trust
(46)  Morgan Stanley Mid-Cap Value Fund
(47)  Morgan Stanley Multi-State Municipal Series Trust
(48)  Morgan Stanley Nasdaq-100 Index Fund
(49)  Morgan Stanley Natural Resource Development Securities Inc.
(50)  Morgan Stanley New Discoveries Fund
(51)  Morgan Stanley New York Municipal Money Market Trust
(52)  Morgan Stanley New York Tax-Free Income Fund
(53)  Morgan Stanley Next Generation Trust
(54)  Morgan Stanley North American Government Income Trust
(55)  Morgan Stanley Pacific Growth Fund Inc.
(56)  Morgan Stanley Prime Income Trust
(57)  Morgan Stanley Real Estate Fund
(58)  Morgan Stanley S&P 500 Index Fund
(59)  Morgan Stanley S&P 500 Select Fund
(60)  Morgan Stanley Short-Term U.S. Treasury Trust
(61)  Morgan Stanley Small Cap Growth Fund
(62)  Morgan Stanley Special Value Fund
(63)  Morgan Stanley Strategist Fund
(64)  Morgan Stanley Tax-Exempt Securities Trust
(65)  Morgan Stanley Tax-Free Daily Income Trust
(66)  Morgan Stanley Tax-Managed Growth Fund
(67)  Morgan Stanley Technology Fund
(68)  Morgan Stanley Total Market Index Fund
(69)  Morgan Stanley Total Return Trust
(70)  Morgan Stanley U.S. Government Money Market Trust
(71)  Morgan Stanley U.S. Government Securities Trust
(72)  Morgan Stanley Utilities Fund
(73)  Morgan Stanley Value-Added Market Series
(74)  Morgan Stanley Value Fund
(75)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                    POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                    -----------------------------------------------------
James F. Higgins        Director

Philip J. Purcell       Director

John Schaeffer          Director

Charles Vadala          Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant certifies that is has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of February, 2002.


                                       MORGAN STANLEY VARIABLE INVESTMENT SERIES


                                       By /s/ Barry Fink
                                          -------------------------------
                                              Barry Fink
                                              Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                         Title                              Date
         ----------                         -----                              ----
(1) Principal Executive Officer             Chief Executive Officer,
                                            Trustee and Chairman

By /s/ Charles A. Fiumefreddo                                                  2/26/02
   ---------------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By /s/ Thomas F. Caloia                                                        2/26/02
   -------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By /s/ Barry Fink                                                              2/26/02
   ---------------------
       Barry Fink
       Attorney-in-Fact

   Michael Bozic     Manuel H. Johnson
   Edwin J. Garn     Michael E. Nugent
   Wayne E. Hedien   John L. Schroeder


By /s/ David M. Butowsky                                                       2/26/02
     ----------------------------
          David M. Butowsky
          Attorney-in-Fact

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                  Exhibit Index

1(i).    Amendment to the Declaration of Trust of the Registrant, dated June 18,
         2001

7(d). Amendment to the Custody Agreement between the Registrant and The Bank of New York, dated June 15, 2001

7(e). Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 15, 2001

7(f). Amendment to the Custody Agreement between the Registrant and The JPMorgan Chase Bank, dated June 15, 2001